                               CREDIT AGREEMENT

                          dated as of October 5, 1999

                                     among

                          RENAISSANCERE HOLDINGS LTD.

                                as the Borrower,

                        VARIOUS FINANCIAL INSTITUTIONS,

                                as the Lenders,

                               DEUTSCHE BANK AG,

                                as LC Issuer and
                               Syndication Agent,

                              FLEET NATIONAL BANK,

                                  as Co-Agent,

                     BANK OF AMERICA, NATIONAL ASSOCIATION,

                    as Administrative Agent for the Lenders

                                      and

                        BANC OF AMERICA SECURITIES LLC,

                       As Lead Arranger and Book Manager

                               TABLE OF CONTENTS
                               -----------------

                                                                        Page
                                                                        ----

ARTICLE I.  DEFINITIONS...............................................     1
     SECTION 1.1.  Definitions........................................     1
     SECTION 1.2.  Other Interpretive Provisions......................    19
     SECTION 1.3.  Accounting Principles..............................    20

ARTICLE II.  AMOUNT AND TERMS OF COMMITMENT...........................    20
     SECTION 2.1.  Revolving Loan Commitment..........................    20
     SECTION 2.2.  Termination or Reduction of Commitments............    20
     SECTION 2.3.  Loan Accounts......................................    21
     SECTION 2.4.  Procedure for Borrowing............................    21
     SECTION 2.5.  Conversion and Continuation Elections..............    22
     SECTION 2.6.  Repayments.........................................    23
     SECTION 2.7.  Interest...........................................    24
     SECTION 2.8.  Fees...............................................    25
     SECTION 2.9.  Computation of Fees and Interest...................    26
     SECTION 2.10. Payments by the Borrower...........................    26
     SECTION 2.11. Payments by the Lenders to the
                   Administrative Agent...............................    27
     SECTION 2.12. Sharing of Payments, Etc...........................    28
     SECTION 2.13. Increase of Commitments.............../............    29

ARTICLE III.  LETTERS OF CREDIT.......................................    30
     SECTION 3.1.  Letter of Credit Procedures........................    30
     SECTION 3.2.  Risk Participations in Letters of Credit...........    30
     SECTION 3.3.  Reimbursement Obligations..........................    30
     SECTION 3.4.  Limitation on the LC Issuer's Obligations..........    31
     SECTION 3.5.  Funding by Lenders to the LC Issuer................    31
     SECTION 3.6.  Warranty...........................................    32
     SECTION 3.7.  Obligations Absolute...............................    32
     SECTION 3.8.  Letter of Credit Collateral Account................    32

ARTICLE IV.  TAXES, YIELD PROTECTION AND ILLEGALITY...................    33
     SECTION 4.1.  Taxes..............................................    33
     SECTION 4.2.  Illegality.........................................    34
     SECTION 4.3.  Increased Costs and Reduction of Return............    35
     SECTION 4.4.  Funding Losses.....................................    36
     SECTION 4.5.  Inability to Determine Rates.......................    37
     SECTION 4.6.  Certificates of Lenders............................    37
     SECTION 4.7.  Substitution of Lenders............................    37
     SECTION 4.8.  Survival...........................................    37

ARTICLE V.  REPRESENTATIONS AND WARRANTIES............................    38
     SECTION 5.1.  Due Organization, Authorization, etc...............    38
     SECTION 5.2.  Statutory Financial Statements.....................    38
     SECTION 5.3.  GAAP Financial Statements..........................    39
     SECTION 5.4.  Litigation and Contingent Liabilities..............    40
     SECTION 5.5.  Employee Benefit Plans.............................    40
     SECTION 5.6.  Investment Company Act.............................    40

                                      (i)

     SECTION 5.7.  Regulations U and X................................    40
     SECTION 5.8.  Proceeds...........................................    41
     SECTION 5.9.  Insurance..........................................    41
     SECTION 5.10. Ownership of Properties............................    41
     SECTION 5.11. Business Locations.................................    41
     SECTION 5.12. Accuracy of Information............................    41
     SECTION 5.13. Subsidiaries.......................................    41
     SECTION 5.14. Insurance Licenses.................................    42
     SECTION 5.15. Taxes..............................................    42
     SECTION 5.16. Securities Laws....................................    42
     SECTION 5.17. Compliance with Laws...............................    43
     SECTION 5.18. Year 2000 Compliance...............................    43

ARTICLE VI.  AFFIRMATIVE COVENANTS....................................    43
     SECTION 6.1.  Reports, Certificates and Other Information........    44
     SECTION 6.2.  Corporate Existence; Foreign Qualification.........    48
     SECTION 6.3.  Books, Records and Inspections.....................    48
     SECTION 6.4.  Insurance..........................................    48
     SECTION 6.5.  Taxes and Liabilities..............................    48
     SECTION 6.6.  Employee Benefit Plans.............................    48
     SECTION 6.7.  Compliance with Laws...............................    48
     SECTION 6.8.  Maintenance of Permits.............................    49
     SECTION 6.9.  Investments........................................    49
     SECTION 6.10. Conduct of Business................................    49

ARTICLE VII.  NEGATIVE COVENANTS......................................    49
     SECTION 7.1.  Debt to Capital Ratio..............................    49
     SECTION 7.2.  Net Worth..........................................    49
     SECTION 7.3.  Mergers, Consolidations and Sales..................    50
     SECTION 7.4.  Regulations U and X................................    50
     SECTION 7.5.  Other Agreements...................................    50
     SECTION 7.6.  Transactions with Affiliates.......................    50
     SECTION 7.7.  Liens..............................................    51
     SECTION 7.8.  Restrictions On Negative Pledge Agreements.........    52
     SECTION 7.9.  No Amendment of Certain Documents..................    52
     SECTION 7.10. Dividends, Etc.....................................    52
     SECTION 7.11. Contingent Liabilities.............................    53

ARTICLE VIII.  EVENTS OF DEFAULT AND THEIR EFFECT.....................    53
     SECTION 8.1.  Events of Default..................................    53
     SECTION 8.2.  Effect of Event of Default.........................    56
     SECTION 8.3.  LC Collateral Account..............................    56

ARTICLE IX.  CONDITIONS...............................................    57
     SECTION 9.1.  Conditions to Occurrence of the Effective Date.....    57
     SECTION 9.2.  Conditions to All Borrowings.......................    58

ARTICLE X.  THE ADMINISTRATIVE AGENT..................................    59
     SECTION 10.1. Appointment and Authorization......................    59
     SECTION 10.2. Delegation of Duties...............................    59

                                     (ii)

     SECTION 10.3.  Liability of Administrative Agent.................    60
     SECTION 10.4.  Reliance by Administrative Agent..................    60
     SECTION 10.5.  Notice of Default.................................    61
     SECTION 10.6.  Credit Decision...................................    61
     SECTION 10.7.  Indemnification...................................    62
     SECTION 10.8.  Administrative Agent in Individual Capacity.......    62
     SECTION 10.9.  Successor Administrative Agent....................    62
     SECTION 10.10. Withholding Tax...................................    63
     SECTION 10.11. Syndication Agent and Co-Agent....................    65

ARTICLE XI.  MISCELLANEOUS............................................    65
     SECTION 11.1.  Amendments and Waivers............................    65
     SECTION 11.2.  Notices...........................................    66
     SECTION 11.3.  No Waiver; Cumulative Remedies....................    67
     SECTION 11.4.  Costs and Expenses................................    67
     SECTION 11.5.  Indemnity.........................................    67
     SECTION 11.6.  Payments Set Aside................................    68
     SECTION 11.7.  Successors and Assigns............................    68
     SECTION 11.8.  Assignments, Participations, etc..................    68
     SECTION 11.9.  Confidentiality...................................    70
     SECTION 11.10. Set-off...........................................    71
     SECTION 11.11. Notification of Addresses, Lending
                    Offices, Etc......................................    71
     SECTION 11.12. Counterparts......................................    71
     SECTION 11.13. Severability......................................    72
     SECTION 11.14. No Third Parties Benefited........................    72
     SECTION 11.15. Governing Law and Jurisdiction....................    72
     SECTION 11.16. Waiver of Jury Trial..............................    72
     SECTION 11.17. Currency Indemnity................................    73
     SECTION 11.18. Entire Agreement..................................    73
     SECTION 11.19. Consent to Amendment..............................    73

                                     (iii)

                            SCHEDULES AND EXHIBITS

SCHEDULE          1.2             Pricing Grid
SCHEDULE          2.1             Commitments
SCHEDULE          5.1             Jurisdictions
SCHEDULE          5.2(a)          SAP Exceptions
SCHEDULE          5.2(b)          Adverse Changes
SCHEDULE          5.4             Litigation
SCHEDULE          5.5             ERISA
SCHEDULE          5.11            Locations
SCHEDULE          5.13            Subsidiaries
SCHEDULE          5.14            Insurance Licenses
SCHEDULE          5.15            Taxes
SCHEDULE          7.7             Liens
SCHEDULE          11.2            Addresses

EXHIBIT A             Form of Notice of Borrowing
EXHIBIT B             Form of Notice of Conversion/Continuation
EXHIBIT C             Form of Compliance Certificate
EXHIBIT D             Form of Assignment and Acceptance

                                CREDIT AGREEMENT
                                ----------------

          THIS CREDIT AGREEMENT, dated as of October 5, 1999, is entered into by and among RenaissanceRe Holdings Ltd., a Bermuda company (the "Borrower"), various financial institutions which are parties hereto (the "Lenders"), Deutsche Bank AG, as letter of credit issuer (in such capacity, the "LC Issuer") and as Syndication Agent, and Bank of America, National Association, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower desires to obtain commitments from the LC Issuer and the Lenders whereby the Lenders would make loans to the Borrower and the LC Issuer would issue (and the Lenders would participate in) letters of credit to counterparties under catastrophe-linked financial swaps or issuers of other catastrophe-linked securities or derivatives;

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

          SECTION 1.1.  Definitions.  When used herein the following terms
                        -----------
shall have the following meanings:

          Administrative Agent means (a) Bank of America, National Association,
          --------------------
in its capacity as administrative agent for the Lenders, and (b) each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 10.9.
                  ------------

          Affiliate of any Person means any other Person which, directly or
          ---------
indirectly, controls or is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be:

          (a) "controlled by" any other Person if such other Person possesses, directly or indirectly, power:

          (i) to vote 20% or more of the securities having at the time of any determination hereunder voting power for the election of directors of such Person; or

          (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; or

          (b) "controlled by" or "under common control with" such other Person if such other Person is the executor, administrator, or other personal representative of such Person.

          Agent-Related Persons means BofA (and any successor administrative
          ---------------------
agent arising under Section 10.9) and the Arranger, together with their
                    ------------
respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          Agent's Payment Office means the address for payments set forth on
          ----------------------
Schedule 11.2 in relation to the Administrative Agent, or such other address as
-------------
the Administrative Agent may from time to time specify.

          Agreement means this Credit Agreement.
          ---------

          Annual Statement means the annual financial statement of an Insurance
          ----------------
Subsidiary as required to be filed with the Minister (or similar Governmental Authority) of such Insurance Subsidiary's domicile, together with all exhibits or schedules filed therewith, prepared in conformity with SAP. References to amounts on particular exhibits, schedules, lines, pages and columns of the Annual Statement are based on the format promulgated by the Minister for the 1998 Annual Statements. If such format is changed in future years so that different information is contained in such items or they no longer exist, it is understood that the reference is to information consistent with that reported in the referenced item in the 1998 Annual Statement of such Insurance Subsidiary.

          Applicable LC Fees means the rate set forth opposite "LC Fee" on the
          ------------------
Pricing Grid for the applicable Pricing Level.

          Applicable Margin means (a) in the case of Offshore Rate Loans, the
          -----------------
rate set forth opposite "Offshore Rate" on the Pricing Grid for the applicable Pricing Level and (b) in the case of Base Rate Loans, 0%.

          Applicable Non-Use Fee Rate means the rate set forth opposite the
          ---------------------------
"Non-Use Fee" on the Pricing Grid for the applicable Pricing Level.

          Applicable Utilization Rate means the rate set forth opposite
          ---------------------------
"Utilization Fee" on the Pricing Grid for the applicable Usage Level.

          Arranger means Banc of America Securities LLC.
          --------

          Assignee is defined in Section 10.8(a).
          --------               ---------------

          Assignment and Acceptance is defined in Section 11.8(a).
          -------------------------               ---------------

          Attorney Costs means and includes all fees and disbursements of any
          --------------
law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

          Authorized Officers means those officers of the Borrower whose
          -------------------
signatures and incumbency shall have been certified to the Administrative Agent pursuant to Section 9.1(c).
            --------------

          Base Rate means, for any day, the higher of:  (a)  0.50% per annum
          ---------
above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          Base Rate Loan means a Loan that bears interest based on the Base
          --------------
Rate.

          BofA means Bank of America, National Association, a national banking
          ----
association.

          Borrowing means a borrowing hereunder consisting of Loans of the same
          ---------
Type made to the Borrower on the same day by the Lenders under Article II, and,
                                                               ----------
other than in the case of Base Rate Loans, having the same Interest Period.

          Borrowing Date means any date on which a Borrowing occurs under
          --------------
Section 2.4.
-----------

          Borrower is defined in the Preamble.
          --------                   --------

          Business Day means any day other than a Saturday, Sunday or other day
          ------------
on which commercial banks in New York City, Chicago, San Francisco or (except in determining applicable rates hereunder) Hamilton, Bermuda are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable eurodollar interbank market. Each Lender located in Bermuda shall provide the Administrative Agent with a list of Bermuda banking holidays thirty
(30) days prior to each January 1.

          Capital Adequacy Regulation means any guideline, request or directive
          ---------------------------
of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

          Capitalized Lease means, as to any Person, any lease which is or
          -----------------
should be capitalized on the balance sheet of such Person in accordance with GAAP, together with any other lease which is in substance a financing lease, including, without limitation, any lease under which (a) such Person has or will have an option to purchase the property subject thereto at a nominal amount or an amount less than a reasonable estimate of the fair market value of such property as of the date the lease is entered into or (b) the term of the lease approximates or exceeds the expected useful life of the property leased thereunder.

          Catastrophe Bond means (a) any note, bond or other Debt instrument or
          ----------------
any swap or other similar agreement which has a catastrophe, weather or other risk feature linked to payments thereunder and (b) any equity interest in a Person that is not a Subsidiary controlled, directly or indirectly, by the Borrower for the sole purpose of investing in Debt of the type described in clause (a), which, in the case of Catastrophe Bonds purchased by the Borrower or
----------
any of its Subsidiaries, are purchased in accordance with its customary reinsurance underwriting procedures.

          Change in Control shall be deemed to have occurred if (a) any sale,
          -----------------
lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Borrower occurs; (b) any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") other than a Founding Shareholder, is or becomes, directly or indirectly, the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of securities of the Borrower that represent 51% or more of the combined voting power of the Borrower's then outstanding securities; or (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by the Board of Directors or whose nomination by the stockholders of the Borrower was approved by a vote of the directors of the Borrower then still in office who are either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Borrower's Board of Directors then in office.

          Code  means the Internal Revenue Code of 1986, as amended and any
          ----
successor statute of similar import, together with the regulations thereunder, as amended, reformed or otherwise modified and in effect from time to time. References to sections of the Code shall be construed to also refer to successor sections.

          Commitment means as to any Lender the commitment of such Lender to
          ----------
make Loans and to participate in or, in the case of the LC Issuer, to issue in Letters of Credit for the account of the Borrower pursuant to Section 2.1 in the amount set forth on Schedule 2.1
                            -----------                            ------------
(as such amount may be adjusted under Section 2.2 or as a result of one or
                                      -----------
more assignments under Section 11.8).
                       ------------

          Commitment Termination Date means the earliest to occur of (a) October
          ---------------------------
5, 2004 or (b) the date on which any Commitment Termination Event occurs.

          Commitment Termination Event means (a) the occurrence of a Default
          ----------------------------
described in Section 8.1(e) or (b) the occurrence and continuance of any other
             --------------
Event of Default and either (i) the Obligations are declared to be due and payable pursuant to Section 8.2, or (ii) in the absence of such declaration, the
                    -----------
Administrative Agent, acting at the direction of the Required Lenders, gives notice to the Borrower that the Commitments have been terminated.

          Compliance Certificate means a certificate substantially in the form
          ----------------------
of Exhibit C but with such changes as the Administrative Agent may from time to
   ---------
time request for purposes of monitoring the Borrower's compliance herewith.

          Consolidated Debt means the consolidated Debt of the Borrower and its
          -----------------
Subsidiaries, including without limitation the principal amount of the Loans and the LC Obligations.

          Contingent Liability means any agreement, undertaking or arrangement
          --------------------
by which any Person (outside the ordinary course of business) guarantees, endorses, acts as surety for or otherwise becomes or is contingently liable for (by direct or indirect agreement, contingent or otherwise, to provide funds for payment by, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Debt, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or for the payment of dividends or other distributions upon the shares of any other Person or undertakes or agrees (contingently or otherwise) to purchase, repurchase, or otherwise acquire or become responsible for any Debt, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition of any other Person, or to make payment or transfer property to any other Person other than for fair value received including, without limitation, the $50,000,000 Letter of Credit Facility dated December 30, 1998 between Renaissance Reinsurance Ltd. and Deutsche Bank A.G. in connection with the investment in the Joint Venture; provided, however, that obligations of the Borrower or any of its Subsidiaries
--------  -------
under Primary Policies or Reinsurance Agreements which are entered into in the ordinary course of business (including security posted to secure obligations thereunder) shall not be deemed to be Contingent Liabilities of such Person for the purposes of this Agreement. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the lesser of (i) the outstanding principal amount (or maximum permitted principal amount, if larger) of the Debt, obligation or other liability guaranteed or supported thereby or (ii) the maximum stated amount so guaranteed or supported.

          Contractual Obligation means, relative to any Person, any obligation,
          ----------------------
commitment or undertaking under any agreement or other instrument to which such Person is a party or by which it or any of its property is bound or subject.

          Controlled Group means the Borrower and any corporation, trade or
          ----------------
business that is, along with the Borrower, a member of a controlled group of corporations or a controlled group of trades or businesses as described in sections 414(b) and 414(c), respectively, of the Code or in section 4001 of ERISA.

          Credit Extension means making, continuing or converting any Loan at
          ----------------
the request of the Borrower, issuing any Letter of Credit or extending the stated expiry date of any Letter of Credit, as the case may be.

          Debt means, with respect to any Person, at any date, without
          ----
duplication, (a) all obligations of such Person for borrowed money or in respect of loans or advances (including, without limitation, any such obligation issued by such Person that qualify as Catastrophe Bonds described in clause (a) of the definition thereof net of any escrow established (whether directly or to secure any letter of credit issued to back such Catastrophe Bonds) in connection with such Catastrophe Bonds); (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) all obligations in respect of letters of credit which have been drawn but not reimbursed by the Person for whose account such letter of credit was issued, and bankers' acceptances issued for the account of such Person; (d) all obligations in respect of Capitalized Leases of such Person; (e) all net Hedging Obligations of such Person; (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services; (g) Debt of such Person secured by a Lien on property owned or being purchased by such Person (including Debt arising under conditional sales or other title retention agreements) whether or not such Debt is limited in recourse (it being understood, however, that if recourse is limited to such property, the amount of such Debt shall be limited to the lesser of the face amount of such Debt and the fair market value of all property of such Person securing such Debt); (h) any Debt of another Person secured by a Lien on any assets of such first Person, whether or not such Debt is assumed by such first Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such Debt, the amount of the Debt of such person in connection therewith shall be limited to the lesser of the face amount of such Debt and the fair market value of all property of such Person securing such Debt); and (i) any Debt of a partnership in which such Person is a general partner unless such Debt is nonrecourse to such Person; and provided that, notwithstanding anything to contrary contained herein, Debt shall not include (w) Contingent Liabilities,
(x) issued, but undrawn, letters of credit which have been issued to reinsurance cedents in the ordinary course of business, (y) unsecured current liabilities incurred in the ordinary course of business and paid within 90 days after the due date (unless contested diligently in good faith by appropriate proceedings and, if requested by the Administrative Agent, reserved against in conformity with GAAP) other than liabilities that are for money borrowed or are evidenced by bonds, debentures, notes or other similar instruments (except as described in clauses (w) or (x) above) or (z) any obligations of such Person under any Reinsurance Agreement or any Primary Policy.

          Debt to be Repaid means outstanding Debt under (a) the Third Amended
          -----------------
and Restated Credit Agreement dated as of December 12, 1996, as amended among the Borrower, certain Lenders and the Administrative Agent and (b) the Letter of Credit Reimbursement Agreement dated as of March 23, 1999, as amended, among Renaissance Reinsurance Ltd., certain Lenders, Deutsche Bank AG, as LC Issuer and the Administrative Agent.

          Debt to Capital Ratio means the ratio of (a) Consolidated Debt to (b)
          ---------------------
the sum of Net Worth plus Consolidated Debt.

          Default means any condition or event, which, after notice or lapse of
          -------
time or both, would constitute an Event of Default.

          Department is defined in Section 5.2.
          ----------               -----------

          Dollar(s) and the sign "$" means lawful money of the United States of
          ---------               -
America.

          Effective Date means the date on which the conditions precedent for
          --------------
the effectiveness of this Agreement specified in Section 9.1 shall be met.
                                                 -----------

          "Eligible Assignee" means (a) a commercial bank organized under the
           -----------------
laws of the United States, any state thereof, or the District of Columbia and having a combined capital and surplus of at least $250,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $250,000,000, provided that such bank is acting through a branch or agency located in the United States; (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a

Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary; (d) mutual funds, pension funds and other institutional investors (except an Affiliate of the Borrower) regularly engaged in the making of commercial loans, and (e) any Lender.

          ERISA means the Employee Retirement Income Security Act of 1974, as
          -----
amended, and any successor statute of similar import, together with the regulations promulgated thereunder and under the Code, in each case as in effect from time to time. References to sections of ERISA also refer to successor sections.

          ERISA Event means, with respect to the Borrower, (a) a Reportable
          -----------
Event (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC under regulations issued under section 4043 of ERISA), (b) the withdrawal of the Borrower or any Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in section 4001(a)(2) of ERISA if such withdrawal would have a Material Adverse Effect on the Borrower, or on the Borrower and its Subsidiaries taken as a whole, (c) the filing of a notice of intent to terminate a Plan under a distress termination or the treatment of a Plan amendment as a distress termination under section 4041(c) of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC under section 4042 of ERISA, (e) the failure to make required contributions which would result in the imposition of a Lien under section 412 of the Code or section 302 of ERISA, or (f) any other event or condition which might reasonably be expected to constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

          Event of Default means any of the events described in Section 8.1.
          ----------------                                      -----------

          Executive Officer means, as to any Person, the president, the chief
          -----------------
financial officer, the chief executive officer, the general counsel, the treasurer or the secretary.

          Federal Funds Rate means, for any day, the rate set forth in the
          ------------------
weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

          Fiscal Quarter means any quarter of a Fiscal Year.
          --------------

          Fiscal Year means any period of twelve consecutive calendar months
          -----------
ending on the last day of December.

          Founding Shareholders means Persons who are signatories to the
          ---------------------
Shareholders Agreement on the Effective Date or their Affiliates and their respective permitted successors.

          FRB means the Board of Governors of the Federal Reserve System, and
          ---
any Governmental Authority succeeding to any of its principal functions.

          GAAP means generally accepted accounting principles set forth from
          ----
time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

          Governmental Authority means any nation or government, any state or
          ----------------------
other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Hedging Obligations means, with respect to any Person, the net
          -------------------
liability of such Person under any futures contract or options contract (including property catastrophe futures and options), interest rate swap agreements and interest rate collar agreements and all other agreements or arrangements (other than Retrocession Agreements and Catastrophe Bonds) designed to protect such Person against catastrophic events, fluctuations in interest rates or currency exchange rates.

          Indemnified Liabilities is defined in Section 11.5.
          -----------------------               ------------

          Indemnified Person is defined in Section 11.5.
          ------------------               ------------

          Insurance Code means, with respect to any Insurance Subsidiary, the
          --------------
Insurance Code of such Insurance Subsidiary's domicile and any successor statute of similar import, together with the regulations thereunder, as amended or otherwise modified and in effect from time to time. References to sections of the Insurance Code shall be construed to also refer to successor sections.

          Insurance Policies means policies purchased from insurance companies
          ------------------
by the Borrower or any of its Subsidiaries, for its own account to insure against its own liability and property loss (including, without limitation, casualty, liability and workers' compensation insurance), other than Retrocession Agreements.

          Insurance Subsidiary means any Subsidiary of the Borrower which is
          --------------------
licensed by any Governmental Authority to engage in the insurance business.

          Interest Payment Date means, as to any Offshore Rate Loan, the last
          ---------------------
day of each Interest Period applicable to such Loan and if an Interest Period exceeds three months, the day three months after the commencement of the Interest Period and, as to any Base Rate Loan, the last Business Day of each calendar quarter.

          Interest Period means as to any Offshore Rate Loan, the period
          ---------------
commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation;

provided that:
--------

          (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

          (ii) any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

          (iii) no Interest Period for any Loan shall extend beyond the scheduled Commitment Termination Date.

          Invested Assets means cash, cash equivalents, short term investments,
          ---------------
investments held for sale and any other assets which are treated as investments under GAAP provided that Catastrophe Bonds shall not be deemed to be Invested Assets.

          IRS means the U.S. Internal Revenue Service, and any Governmental
          ---
Authority succeeding to any of its principal functions under the Code.

          Joint Venture means Top Layer Reinsurance Ltd.
          -------------

          LC Collateral Account is defined in Section 3.8.
          ---------------------               -----------

          LC Issuer means Deutsche Bank AG in its capacity of issuer of Letters
          ---------
of Credit hereunder and any other Person that may become the issuer of Letters of Credit hereunder pursuant to Section 4.7(b).

          LC Obligations means, at any time, the sum, without duplication, of
          --------------
(a) the aggregate undrawn stated amount of all outstanding Letters of Credit plus (b) the aggregate unpaid amount of all Reimbursement Obligations.

          Lenders is defined in the Preamble.
          -------                   --------

          Lending Office means, as to any Lender, the office or offices of such
          --------------
Lender specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 11.2, or such other
                                                  -------------
office or offices as such Lender may from time to time notify the Borrower and the Administrative Agent.

          Letter of Credit means a standby letter of credit having terms and
          ----------------
provisions which are permitted by this Agreement and which otherwise are reasonably satisfactory to the LC Issuer issued pursuant to Section 3.1.
                                                            -----------

          Letter of Credit Application means a Letter of Credit Application in
          ----------------------------
the form then used by the LC Issuer for standby letters of credit (with appropriate adjustments to indicate that any letter of credit issued thereunder is to be issued pursuant to, and subject to the terms and conditions of, this Agreement).

          License(s) is defined in Section 5.14.
          ----------               ------------

          Lien means, when used with respect to any Person, any interest in any
          ----
real or personal property, asset or other right held, owned or being purchased or acquired by such Person for its own use, consumption or enjoyment which secures payment or performance of any obligation and shall include any mortgage, lien, pledge, encumbrance, charge, retained title of a conditional vendor or lessor, or other security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, retention of title, financing or similar statement or notice, or other encumbrance arising as a matter of law, judicial process or otherwise.

          Loan means a revolving loan by a Lender to the Borrower under Article
          ----
II, and may be a Base Rate Loan or an Offshore Rate Loan (each, a "Type" of
                                                                   ----
Loan).

          Loan Documents means this Agreement, each Letter of Credit Application
          --------------
and all other agreements, instruments, certificates, documents, schedules or other written indicia delivered by the Borrower or any of its Subsidiaries in connection with any of the foregoing.

          Margin Stock means "margin stock" as such term is defined in
          ------------
Regulation U or X of the FRB.

          Material Adverse Effect means, the occurrence of an event (including
          -----------------------
any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), which has or could reasonably be expected to have a materially adverse effect on:

          (a) the assets, business, financial condition or operations of the Borrower and its Subsidiaries taken as a whole; or

          (b) the ability of the Borrower to perform any of its payment or other material obligations under any of the Loan Documents; or

          (c) the legality, validity, binding effect or enforceability against the Borrower of any Loan Document that by its terms purports to bind the Borrower.

          Material Insurance Subsidiary means an Insurance Subsidiary which is
          -----------------------------
also a Material Subsidiary.

          Material Subsidiary means (a) Renaissance Reinsurance Ltd. and (b)
          -------------------
each other Subsidiary of the Borrower (other than Nobel Insurance Company) that either (i) as of the end of the most recently completed Fiscal Year of the Borrower for which audited financial statements are available, has assets that exceed 10% of the total consolidated assets of the Borrower and all its Subsidiaries as of the last day of such period or (ii) for the most recently completed Fiscal Year of the Borrower for which audited financial statements are available, has revenues that exceed 10% of the consolidated revenue of the Borrower and all of its Subsidiaries for such period, provided that Nobel Insurance Company and its Subsidiaries shall be excluded for purposes of determining whether Renaissance U.S. Holdings, Inc. is a Material Subsidiary.

          Minister means the Minister of Finance of Bermuda or similar
          --------
Governmental Authority in the applicable jurisdiction.

          Moody's means Moody's Investor Service, Inc.
          -------

          Multiemployer Plan means a "multiemployer plan" as defined in section
          ------------------
4001(a)(3) of ERISA, and to which the Borrower or any of the Subsidiaries is making, or is obligated to make, contributions, or has made, or has been obligated to make, contributions.

          Net Worth means the sum of (a) the shareholders equity, calculated in
          ---------
accordance with GAAP, plus (b) the outstanding 8.54% Mandatorily Redeemable
                      ----
Capital Securities issued by the Borrower in March, 1997, plus (c) any other
                                                          ----
preferred shares of the Borrower and its consolidated Subsidiaries which shall not be redeemable before the Commitment Termination Date.

          Notice of Borrowing means a notice in substantially the form of
          -------------------
Exhibit A.
---------

          Notice of Conversion/Continuation means a notice in substantially the
          ---------------------------------
form of Exhibit B.
        ---------

          Obligations means all obligations and liabilities of the Borrower and
          -----------
its Subsidiaries to the Administrative Agent, the LC Issuer or any of the Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, recourse or nonrecourse or now or hereafter existing or due or to become due, whether for principal, Reimbursement Obligations, interest, fees, expenses, lease obligations, claims, indemnities or otherwise, under or in connection with this Agreement, or any other Loan Document.

          Offshore Rate means, for any Interest Period, with respect to Offshore
          -------------
Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/100th of 1%) determined by the Administrative Agent as follows:

Offshore Rate =                 LIBOR
                ------------------------------------
                1.00 - Eurodollar Reserve Percentage

Where,

          Eurodollar Reserve Percentage means for any day for any Interest
          -----------------------------
Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

          LIBOR means the rate of interest per annum determined by the
          -----
Administrative Agent to be the arithmetic mean (rounded upward to the next 1/100th of 1%) of the rates of interest per annum determined by the Administrative Agent as the rate of interest at which dollar deposits in the approximate amount of the amount of the Loan to be made or continued as, or converted into, an Offshore Rate Loan by the Administrative Agent or its Affiliates and having a maturity comparable to such Interest Period would be offered by the Administrative Agent to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

          The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

          Offshore Rate Loan means a Loan that bears interest based on the
          ------------------
Offshore Rate.

          Ordinary Course Litigation is defined in Section 5.4.

          Organization Documents means, for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

          Other Taxes means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

          Participants is defined in Section 11.8(d).

          PBGC means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions.

          Permitted Investment means, at any time:

          (a) any evidence of Debt, maturing not more than one year after such time, issued or guaranteed by the United States Government;

          (b) commercial paper, maturing not more than one year from the date of issue, which is issued by

          (i) a corporation (except an Affiliate of the Borrower) rated at least A-2 by S&P, P-2 by Moody's or D-2 by Duff & Phelps Credit Rating Company, or

          (ii) any Lender (or its holding company);

          (c) any certificate of deposit or bankers' acceptance or eurodollar time deposit, maturing not more than one year after the date of issue, which is issued by either

          (i) a financial institution which is rated at least BBB- by S&P or Duff & Phelps Credit Rating Company or Baa3 by Moody's or 2 or above by the National Association of Insurance Commissioners, or

          (ii) any Lender; or

          (d)  any repurchase agreement with a term of one year or less which

          (i)  is entered into with

               (A)  any Lender, or

          (B) any other commercial banking institution of the stature referred to in clause (c)(i), and
                    -------------

          (i) is secured by a fully perfected Lien in any obligation of the type described in any of clauses (a) through (c) that has a market
                                   -----------         ---
     value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder;

          (e) investments in money market funds that invest solely in Permitted Investments described in clauses (a) through (d);
                         -----------         ---

          (f) investments in short-term asset management accounts offered by any Lender for the purpose of investing in loans to any corporation (other than an Affiliate of the Borrower) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-1 by S&P or P-1 by Moody's;

          (g) investments in non-equity securities which are rated at least BBB-by S&P or Duff & Phelps Credit Rating Company or Baa3 by Moody's or 2 or above by the National Association of Insurance Commissioners;

          (h) investments in non-equity securities which are not rated but are determined by the Borrower's investment managers to be of comparable quality to investments permitted under clause(g); provided, however, that as promptly as
                            ---------  --------  -------
practicable upon receipt of a written notice from the Administrative Agent or the Required Lenders stating that an investment is not permitted under this clause (h), the Borrower shall sell such investment; and
----------

          (i) investments in equity interests issued by a Person whose assets are invested solely in Permitted Investments described in clauses (a) through
                                                          -----------
(h); provided 100% of the common and voting stock of such Person is owned
---
directly by the Borrower and 100% of the non-voting preferred equity interests are owned by Subsidiaries of the Borrower.

          Person means any natural person, corporation, partnership, firm,
          ------
trust, limited liability company, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

          Plan  means any "employee pension benefit plan," as such term is
          ----
defined in ERISA, which is subject to Title IV of ERISA (other than a "Multiemployer Plan"), and as to which any entity in the Controlled Group has or may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA for any time within the preceding five years or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

          Pricing Grid means the Pricing Grid set forth on Schedule 1.2.
          ------------                                     ------------

          Pricing Level means the Pricing Level on the Pricing Grid which is
          -------------
applicable from time to time and in accordance with Section 2.7(c).
                                                    --------------

          Primary Policies means any insurance policies issued by an Insurance
          ----------------
Subsidiary.

          Pro Rata Share means as to any Lender at any time, the percentage
          --------------
equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Lender's Commitment divided by the combined Commitments of all Lenders; provided that if the Commitments are terminated, each Lender's Pro Rata Share will be based on the percentage which such Lender's then outstanding principal amount of Loans and LC Obligations is of the then aggregate outstanding principal amount of Loans and LC Obligations of all Lenders.

          Reimbursement Obligation means the obligation of the Borrower under
          ------------------------
Section 3.3 to reimburse the LC Issuer and/or the Lenders for amounts paid by
-----------
the LC Issuer in respect of each drawing under any of the Letters of Credit.

          Registration Rights Agreement means the Registration Rights Agreement
          -----------------------------
dated as of May 6, 1996 among the Borrower, Warburg, Pincus Investors, L.P., Trustees of General Electric Pension Trust, GE Investment Private Placement Partners I, Limited Partnership, United States Fidelity and Guaranty Company and certain individuals.

          Reinstatement Premiums means premiums charged to insureds to reinstate
          ----------------------
or continue coverage under a Reinsurance Agreement after a loss.

          Reinsurance Agreements means any agreement, contract, treaty,
          ----------------------
certificate or other arrangement whereby the Borrower or any Subsidiary agrees to assume from or reinsure an insurer or reinsurer all or part of the liability of such insurer or reinsurer under a policy or policies of insurance issued by such insurer or reinsurer, including (for purposes of this Agreement) Catastrophe Bonds and the Catastrophic Aggregate of Loss Reinsurance Contract effective July 22, 1998 among Renaissance Reinsurance Ltd., Glencoe Insurance Ltd. and Pascal Reinsurance Ltd. (which Contract for purposes of this Agreement shall be deemed to have been issued in the ordinary course of business of such Insurance Subsidiaries).

          RenRe Catastrophe-Linked Security means any Catastrophe Bond (of the
          ---------------------------------
type described in clause (a) of the definition of

Catastrophe Bond) issued or otherwise entered into by the Borrower or any of its Subsidiaries to cede risk which (a) has a scheduled maturity date after the Commitment Termination Date and (b) upon the occurrence of catastrophe claims under the terms thereof in excess of a predefined level that is no more remote than a one in 100 (or 1.00%) year or event, is subject to either (i) mandatory forgiveness of repayment at least to the extent of such excess or (ii) mandatory conversion into equity of the Borrower or such Subsidiary at least to the extent of such excess. The occurrence of forgiveness or conversion prior to the Commitment Termination Date shall not be deemed to violate clause (a) of the preceding sentence.

          Reportable Event means, any of the events set forth in Section 4043(b)
          ----------------
of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

          Reporting Subsidiary means Renaissance Reinsurance Ltd., each other
          --------------------
Material Insurance Subsidiary and, if then a Subsidiary, Nobel Insurance Company and DeSoto Insurance Company.

          Required Lenders means, at any time, Lenders then having more than 50%
          ----------------
of the aggregate amount of the Commitments or, if the Commitments have been terminated, Lenders then holding more than 50% of the then aggregate unpaid principal amount of the Credit Extensions.

          Requirement of Law for any Person means the Organization Documents of
          ------------------
such Person, and any law, treaty, rule, ordinance or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          Retrocession Agreements means any agreement, treaty, certificate or
          -----------------------
other arrangement whereby any Insurance Subsidiary cedes to another insurer all or part of such Insurance Subsidiary's liability under a policy or policies of insurance reinsured by such Insurance Subsidiary.

          Risk Participation is defined in Section 3.2.
          ------------------               -----------

          SAP means, as to each Insurance Subsidiary, the statutory accounting
          ---
practices prescribed or permitted by the Minister (or other similar authority) in such Insurance Subsidiary's domicile for the preparation of Annual Statements and other financial reports by insurance corporations of the same type as such Insurance Subsidiary.

          Shareholders Agreement means the Shareholders Agreement dated as of
          ----------------------
August 1, 1995 among the Borrower, United States Fidelity and Guaranty Company, Warburg, Pincus Investors, L.P.,

Trustees of the General Electric Pension Trust and GE Investment Private Placement Partners I, Limited Partnership.

          S&P means Standard & Poor's Ratings Group.
          ---

          S&P/Moody's Rating means the senior unsecured long term debt rating of
          ------------------
the Borrower as determined from time to time by S&P and/or Moody's. In the event of a single split rating, the higher rating will apply and in the event of a double (or more) split rating, one Pricing Level below the higher rating will apply. If at any time no such debt rating shall be assigned, S&P/Moody's Rating shall mean the senior unsecured long term debt rating which is two levels below the Financial Strength Rating of Renaissance Reinsurance Ltd. as determined from time to time by S&P and/or Moody's (e.g. a Financial Strength Rating of "A" issued by S&P would equate to an implied senior unsecured debt rating of BBB+ and Pricing Level IV). In the event of a single split Financial Strength Rating, the Pricing Level will be two Pricing Levels below the lowest Financial Strength Rating (e.g. a Financial Strength Rating of A/A3 would result in a Pricing Level
III) and in the event of a double (or more) split Financial Strength Rating, the Pricing Level will be two Pricing Levels below the Pricing Level which is one Pricing Level above the higher Financial Strength Rating ( e.g. a split Financial Strength Rating of A/Baa1 would result in Pricing Level III). If at any time neither a senior unsecured long term debt rating nor a financial strength rating shall be assigned, the S&P/Moody's Rating shall be Pricing Level I.

          Statutory Financial Statements is defined in Section 5.2(a).
          ------------------------------               --------------

          Subsidiary means a Person of which the indicated Person and/or its
          ----------
other Subsidiaries, individually or in the aggregate, own, directly or indirectly, such number of outstanding shares or other equity interests as have at the time of any determination hereunder more than 50% of the ordinary voting power. Unless otherwise specified, "Subsidiary" shall mean a Subsidiary of the Borrower.

          Taxes means any and all present or future taxes, levies, imposts,
          -----
deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Administrative Agent, as the case may be, is organized or maintains a lending office.

          Usage Level means the Usage Level on the Pricing Grid which is
          -----------
applicable from time to time in accordance with Section 2.8(c).
                                                --------------

          Welfare Plan means any "employee welfare benefit plan" as such term is
          ------------
defined in ERISA, as to which the Borrower has any liability.

          SECTION 1.2.  Other Interpretive Provisions.  (a)  The meanings of
                        -----------------------------
defined terms are equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

          (ii) The term "including" is not limiting and means "including without limitation."

          (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

          (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Administrative Agent, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Administrative

Agent merely because of the Administrative Agent's or Lenders' involvement in their preparation.

          SECTION 1.3.  Accounting Principles.  Unless otherwise defined or
                        ---------------------
the context otherwise requires, all financial and accounting terms used herein or in any of the Loan Documents or any certificate or other document made or delivered pursuant hereto shall be defined in accordance with GAAP or SAP, as the context may require. When used in this Agreement, the term "financial statements" shall include the notes and schedules thereto. In addition, when used herein, the terms "best knowledge of" or "to the best knowledge of" any Person shall mean matters within the actual knowledge of such Person (or an Executive Officer or general partner of such Person) or which should have been known by such Person after reasonable inquiry.

                                  ARTICLE II.


                         AMOUNT AND TERMS OF COMMITMENT

          SECTION 2.1.  Revolving Loan Commitment.  Upon and subject to the
                        -------------------------
terms and conditions hereof, (a) each of the Lenders severally and for itself agrees to make revolving loans to the Borrower (collectively called the Loans and individually called a "Loan") from time to time on any Business Day during the period from the Effective Date to the Commitment Termination Date, in such Lender's Pro Rata Share of such aggregate amounts as the Borrower may from time to time request from all Lenders, provided that the aggregate principal amount of all Loans which all Lenders shall be committed to have outstanding at any one time shall not exceed an amount equal to (i) the aggregate amount of the Commitments minus (ii) the LC Obligations; and (b) the LC Issuer agrees to issue
            -----
letters of credit in accordance with Article III (the "Letters of Credit"), from time to time on any Business Day during the period from the Effective Date to the Commitment Termination Date and, as more fully set forth in Section 3.2,
                                                                -----------
each Lender agrees to purchase a Risk Participation in such Letter of Credit, provided that the aggregate LC Obligations shall not at any time exceed the lesser of (i) $50,000,000 or (ii) an amount equal to (A) the aggregate amount of the Commitments minus (B) the aggregate amount of all outstanding Loans. In no
                -----
event shall any Lender be required or permitted to make any Credit Extension if, immediately after giving effect to such Credit Extension and the application of the proceeds thereof to the extent applied to the repayment of any outstanding Obligations, the Lender's Credit Extensions would exceed such Lender's Commitment. Within the limits of each Lender's Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section
                                                                      -------
2.1, prepay under Section 2.6 and reborrow under this Section 2.1.
---               -----------                         -----------

          SECTION 2.2.  Termination or Reduction of Commitments.  (a) The
                        ---------------------------------------
Borrower may, upon not less than five Business Days'
prior notice to the Administrative Agent, terminate the Commitments, or permanently reduce the Commitments by an aggregate minimum amount of $5,000,000 or any multiple of $500,000 in excess thereof; unless, after giving effect
                                                ------
thereto and to any prepayments of Loans and the cash collateralization of any LC Obligations to be made on the effective date thereof, the then-outstanding principal amount of the Credit Extensions would exceed the amount of the combined Commitments then in effect. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Lender according to its Pro Rata Share.

          (b)  Mandatory Commitment Reduction.  On each date a payment is
               ------------------------------
required pursuant to Section 2.6(d), the Commitments shall, without any further
                     --------------
action, automatically and permanently be reduced by the amount of such required payment.

          SECTION 2.3.  Loan Accounts.  The Loans made and the Risk
                        -------------
Participations purchased by each Lender shall be evidenced by one or more loan accounts or records maintained by such Lender in the ordinary course of business. The loan accounts or records maintained by each Lender shall be conclusive, absent manifest error, of the amount of Loans made and the Risk Participations purchased by such Lender to the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to any Obligations.

          SECTION 2.4.  Procedure for Borrowing.  (a)  Each Borrowing shall
                        -----------------------
be made upon the Borrower's irrevocable written notice delivered to the Administrative Agent in the form of a Notice of Borrowing (which notice must be received by the Administrative Agent prior to 9:00 a.m. (San Francisco time) (x) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans; and (y) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans, specifying:

          (i) the amount of the Borrowing, which shall be in an aggregate minimum amount of $5,000,000 or any multiple of $500,000 in excess thereof;

          (ii)  the requested Borrowing Date, which shall be a Business Day;

          (iii) the Type of Loans comprising the Borrowing; and

          (iv) the duration of the Interest Period applicable to any Offshore Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be three months.

provided, however, that with respect to the Borrowing of Offshore Rate Loans to
--------  -------
be made on the Effective Date, the Notice of Borrowing shall be delivered to the Administrative Agent not later than 2:00 p.m. (San Francisco time) three (3) Business Days before the Effective Date.

          (b) The Administrative Agent will promptly notify each Lender of its receipt of any Notice of Borrowing and of the amount of such Lender's Pro Rata Share of that Borrowing.

          (c) Each Lender will make the amount of its Pro Rata Share of each Borrowing available to the Administrative Agent for the account of the Borrower at the Administrative Agent's Payment Office by 10:00 a.m. (San Francisco time) on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. The proceeds of all such Loans will then be made available to the Borrower by the Administrative Agent by wire transfer in accordance with written instructions provided to the Administrative Agent by the Borrower of like funds as received by the Administrative Agent.

          (d) After giving effect to any Borrowing, there may not be more than five (5) different Interest Periods in effect.

          SECTION 2.5.  Conversion and Continuation Elections.  (a)  The
                        -------------------------------------
Borrower may, upon irrevocable written notice to the Administrative Agent in accordance with Section 2.5(b):


          (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Loans, to convert any such Loans (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $500,000 in excess thereof) into Loans of any other Type; or

          (ii) elect, as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $500,000 in excess thereof).

          (b) The Borrower shall deliver a Notice of Conversion/ Continuation to be received by the Administrative Agent not later than 9:00 a.m. (San Francisco time) at least (x) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans; and (y) one Business Day in advance of the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

          (i)  the proposed Conversion/Continuation Date;

          (ii)  the aggregate amount of Loans to be converted or continued;

          (iii) the Type of Loans resulting from the proposed conversion or continuation; and

          (iv) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

          (c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Borrower has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans, as the case may be, or if any Default or Event of Default then exists, such Offshore Rate Loans shall convert automatically into Base Rate Loans effective as of the expiration date of such Interest Period.

          (d) The Administrative Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Borrower, the Administrative Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

          (e) After giving effect to any conversion or continuation of Loans, there may not be more than five (5) different Interest Periods in effect.

          SECTION 2.6.  Repayments. (a) Subject to Section 4.4, the Borrower
                        ----------                 -----------
may, at any time or from time to time, upon not less than three (3) Business Days' irrevocable notice to the Administrative Agent, ratably prepay Loans in whole or in part, in minimum amounts of $1,000,000 or any multiple of $500,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of any such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of prepayment of Offshore Rate Loans, accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 4.4.
            -----------

          (b) If at any time the aggregate outstanding principal amount of the Credit Extensions shall exceed the Commitments in effect at such time, the Borrower shall make a principal repayment of Loans and/or cash collateralize the LC Obligations in an amount equal to such excess.

          (c) The Borrower shall repay to the Lenders on the Commitment Termination Date the aggregate principal amount of Loans and repay or fully cash collateralize the LC Obligations outstanding on such date.

          (d) The Borrower shall, immediately upon any acceleration of the maturity date of the Obligations pursuant to Section 8.2, repay the aggregate
                                             -----------
principal amount of Loans and repay or fully cash collateralize the LC Obligations outstanding on such date.

          SECTION 2.7.  Interest.  (a)  Each Loan shall bear interest on the
                        --------
outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to, the Offshore Rate or the Base Rate, as the case may be (and subject to the Borrower's right to convert to other Types of Loans under
Section 2.5), plus the Applicable Margin.
-----------   ----

          (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Offshore Rate Loans under Section 2.6 for the portion of the Loans so prepaid
                          -----------
and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Administrative Agent at the request or with the consent of the Required Lenders.

          (c) Any change in the Applicable Margin, Applicable Non-Use Fee Rate or Applicable LC Fee resulting from a change in the S&P/Moody's Rating shall be effective as of the effective date of the change in the S&P/Moody's Rating. The Borrower agrees promptly upon any change in the S&P/Moody's Rating to inform the Administrative Agent thereof.

          (d)  Notwithstanding clause (a) of this Section, after acceleration
                               ----------
or, at the election of the Required Lenders while any Event of Default exists, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Obligations, at a rate per annum which is determined by adding 2% per annum to the Applicable Margin then in effect for such Loans and, in the case of Obligations not subject to an interest rate, at a rate per annum equal to the Base Rate plus 2%; provided, however, that, on and after the expiration
                          --------  -------
of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus 2%.

          (e) Anything herein to the contrary notwithstanding, the obligations of the Borrower to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Borrower shall pay such Lender interest at the highest rate permitted by applicable law.

          SECTION 2.8.  Fees.  (a)  Agency Fees.  The Borrower shall pay
                        ----            -----------
fees to the Administrative Agent for the Administrative Agent's own account, as required by the letter agreement ("Fee Letter") between the Borrower and the
                                   ----------
Administrative Agent dated August 13, 1999 and as the Borrower and the Administrative Agent may agree from time to time.


          (b)  Non-Use Fees(b)  Non-Use Fees.  The Borrower shall pay to the
               -----------------------------
Administrative Agent for the account of each Lender a non-use fee on the actual daily unused portion of such Lender's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily Usage Level for that quarter as calculated by the Administrative Agent, equal to the Applicable Non-Use Fee Rate. Such non-use fee shall accrue from the Effective Date to the Commitment Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December commencing on December 31, 1999 through the Commitment Termination Date, with the final payment to be made on the Commitment Termination Date. The non-use fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article IX are not met.
                                       ----------

          (c)  Utilization Fee.  In addition to the Non-Use Fee required under
               ---------------
Section 2.8(b), the Borrower shall pay to the Administrative Agent for the
--------------
account of each Lender a utilization fee on the actual daily Usage Level computed on a quarterly basis in arrears on the last Business Day of each calendar quarter equal to the Applicable Utilization Fee. Such utilization fee shall accrue from the Effective Date to the Commitment Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December commencing on December 31, 1999, with the final payment to be made on the Commitment Termination Date. The Applicable Utilization Fee shall change on the Business Day that the Usage Level changes.

          (d)  Letter of Credit Fees.
               ---------------------

          (i) The Borrower shall pay to the Administrative Agent for the account of each Lender a letter of credit fee for each Letter of Credit requested by the Borrower in an amount per annum of the actual daily aggregate undrawn stated amount of such Letter of Credit (excluding any Reimbursement Obligation thereunder) equal to the Applicable LC Fee. Such letter of credit fee shall be computed on a quarterly basis in arrears on the last Business Day of each calendar quarter, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December commencing on December 31, 1999 through the Commitment Termination Date with the final payment to be made on the Commitment Termination Date.

          (ii) The Borrower agrees to pay to the LC Issuer a fronting fee in an amount per annum on the actual daily aggregate undrawn stated amount of each Letter of Credit requested by the Borrower (excluding any Reimbursement Obligation thereunder) as may be agreed upon from time to time by the Borrower and the LC Issuer.

          (iii) In addition, with respect to each Letter of Credit requested by the Borrower or any amendment or extension thereof, the Borrower agrees to pay to the LC Issuer such fees and expenses as the LC Issuer customarily requires in connection with the issuance, amendment, transfer, negotiation, processing and/or administration of letters of credit.

          (e)  Upfront Fees.  The Borrower shall pay to the Administrative Agent
               ------------
for the account of each Lender an upfront fee as agreed to by the Borrower and such Lender on the Effective Date and once paid such upfront fees shall be nonrefundable.

          SECTION 2.9.  Computation of Fees and Interest.  (a) Interest on
                        --------------------------------
Base Rate Loans and Reimbursement Obligations shall be computed on the basis of a 365/366-day year and actual days elapsed. All computations of fees and other interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.


          (b) Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

          SECTION 2.10.  Payments by the Borrower.  (a)  All payments to be
                         ------------------------
made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower shall be made to the Administrative Agent for the account of Persons entitled thereto at the Administrative Agent's Payment Office, and shall be made in Dollars and in immediately available funds, no later than 10:00 a.m. (San Francisco time) on the date specified herein. The Administrative Agent will promptly distribute to each Lender or the LC Issuer, as the case may be, its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Administrative Agent later than 10:00 a.m. (San Francisco time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.


          (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

          (c) Unless the Administrative Agent receives notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender or the LC Issuer, as the case may be, on such due date an amount equal to the amount then due such Lender or the LC Issuer, as the case may be. If and to the extent the Borrower has not made such payment in full to the Administrative Agent, each Lender or the LC Issuer, as the case may be, shall repay to the Administrative Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender or the LC Issuer, as the case may be, until the date repaid.

          SECTION 2.11.  Payments by the Lenders to the Administrative
                         ---------------------------------------------
Agent. (a) Unless the Administrative Agent receives notice from a Lender on or prior to the Effective Date or, with respect to any Borrowing after the Effective Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Administrative Agent for the account of the Borrower the amount of that Lender's Pro Rata Share of the Borrowing, the Administrative Agent may assume that each Lender has made such amount available to the Administrative Agent in immediately available funds on the Borrowing Date and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Administrative Agent in immediately available funds and the Administrative Agent in such circumstances has made available to the Borrower such amount, that Lender shall on the Business Day following such Borrowing Date make such amount available to the Administrative Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Administrative Agent submitted to any Lender with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Administrative Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Administrative Agent on the Business Day following the Borrowing Date, the Administrative Agent will notify the Borrower of such failure to fund and, upon demand by the Administrative Agent, the Borrower shall pay such amount to the Administrative Agent for the Administrative Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.


          (b) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of any obligation hereunder to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

          SECTION 2.12.  Sharing of Payments, Etc.  If, other than as
                         -------------------------
expressly provided elsewhere herein, any Lender shall obtain on account of the Credit Extension made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata with each of them; provided, however, that if
                                                     --------  -------
all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.10) with respect to such participation as
                        -------------
fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

          SECTION 2.13.  Increase of Commitments.
                         -----------------------

          (a) The Borrower may, by notice to the Administrative Agent given not less than 45 days prior to the requested effective date, request that the Commitments be increased in increments of $10,000,000 (but in no event may the total Commitments after giving effect to all increases pursuant to this Section
                                                                        -------
2.13 exceed $350,000,000).  The Administrative Agent shall notify the Lenders of
----
its receipt of any notice given pursuant to this Section 2.13(a) within two
                                                 ---------------
Business Days after the Administrative Agent's receipt thereof. Each Lender (a "Consenting Lender") may, by irrevocable notice to the Borrower and the Administrative Agent delivered to the Administrative Agent not later than 30 days after the receipt of notice from the Administrative Agent, inform the Administrative Agent that it wishes to participate in the requested increase and the amount of such participation. Such consent may be given or withheld by each Lender in its absolute and sole discretion.

          (b) The Borrower shall have the right, by notice to the Administrative Agent given not less than 45 days prior to the requested effective date, to increase the Commitments in increments of $10,000,000 (but in no event may the total Commitments after giving effect to all increases pursuant to this Section 2.13 exceed $350,000,000) provided that one or more Persons
        ------------
acceptable to the Borrower, the Administrative Agent and the LC Issuer has agreed to make a Commitment on and subject to the terms of this Agreement and has executed such documents as the Administrative Agent deems reasonably necessary or advisable to add such Person or Persons as a Lender hereunder.
The Administrative Agent shall notify the Lenders of its receipt of any notice given pursuant to this Section 2.13(b) within two Business Days after the
                       ---------------
Administrative Agent's receipt thereof.

          (c) The Borrower shall not be entitled to request an increase in the Commitments nor shall any approved Commitment increase be effective if any Default or Event of Default shall have occurred and be continuing at such time.

          (d)  Effective Date of Increase.   The effective date of any increase
               --------------------------
in the Commitments pursuant to Section 2.13(a) or (b) shall be effective on such
                               ---------------    ---
date as may be selected by Borrower and the Administrative Agent taking into account any outstanding Interest Periods to minimize breakage costs in the event of any reallocations of Pro Rata Shares. The Administrative Agent shall notify the Lenders of the effective date of the increase and shall provide a revised

Schedule 2.1 reflecting such increase in the Commitments and each Lender's Pro
------------
Rata Share after giving effect to such increase. From and after the date of an increase in the Commitments, all references herein and in any Loan Document to the Commitments shall refer to the Commitments as so increased.

                                 ARTICLE III.

                               LETTERS OF CREDIT

          SECTION 3.1.  Letter of Credit Procedures.  The Borrower shall
                        ---------------------------
give notice to the LC Issuer and the Administrative Agent of the proposed issuance of each Letter of Credit on a Business Day which is at least three Business Days prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by a Letter of Credit Application, duly executed by the Borrower and in all respects satisfactory to the LC Issuer, together with such other documentation as the LC Issuer may reasonably request in support thereof, it being understood that each Letter of Credit Application shall specify, among other things, the date on which the proposed Letter of Credit is to be issued, the amount of the Letter of Credit, the expiration date of such Letter of Credit (which shall not be later than five Business Days prior to the Commitment Termination Date) and whether such Letter of Credit is to be transferable in whole or in part. Subject to the satisfaction of the conditions precedent set forth in Article 9, the LC Issuer shall issue such Letter of
                       ---------
Credit on the requested issuance date. The Borrower shall only be entitled to request Letters of Credit denominated in Dollars and issued solely for the purposes described in Section 5.8.
                      -----------

          SECTION 3.2.  Risk Participations in Letters of Credit.
                        ----------------------------------------
Concurrently with the issuance of each Letter of Credit and any amendment thereto, the LC Issuer shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from the LC Issuer, without recourse or warranty, an undivided interest and participation (a "Risk Participation"), to the extent of such other Lender's Pro Rata Share, in such Letter of Credit and the Borrower's Reimbursement Obligations with respect thereto. For the purposes of this Agreement, the unparticipated portion of each Letter of Credit shall be deemed to be the LC Issuer's "Risk Participation" therein. The LC Issuer hereby agrees, upon request of the Administrative Agent or any Lender, to deliver to the Administrative Agent or such Lender a list of all outstanding Letters of Credit, together with such information related thereto as the Administrative Agent or such other Lender may reasonably request.

          SECTION 3.3.  Reimbursement Obligations.  (a)  The Borrower hereby
                        -------------------------
unconditionally and irrevocably agrees to reimburse the LC Issuer for each payment or disbursement made by the LC Issuer under any Letter of Credit issued at its request honoring any demand for payment made by the beneficiary thereunder, in each case on the date that such payment or disbursement is made. Any amount not reimbursed on the date of such payment or distribution shall bear interest from and including the date of such payment or disbursement to but not including the date that the LC Issuer is reimbursed by the

Borrower therefor, payable on demand, at a rate per annum equal to sum of the Base Rate plus 2.00%. The LC Issuer shall notify the Borrower and the Administrative Agent whenever any demand for payment is made under any Letter of Credit by the beneficiary thereunder; provided, however, that the failure of the
                                      --------  -------
LC Issuer to so notify the Borrower or the Administrative Agent shall not affect the rights of the LC Issuer or the Lenders in any manner whatsoever.


          (b) In the event of a drawing under any Letter of Credit, provided no Default or Event of Default has occurred and is continuing, the Borrower shall be entitled to request Loans to repay advances made by the LC Issuer under any Letter of Credit in accordance with Section 2.3.
                                    ------------

          SECTION 3.4.  Limitation on the LC Issuer's Obligations.  In
                        -----------------------------------------
determining whether to pay under any Letter of Credit, the LC Issuer shall have no obligation to the Borrower or any Lender other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the LC Issuer under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence and willful misconduct, shall not impose upon the LC Issuer any liability to the Borrower or any Lender and shall not reduce or impair the Borrower's reimbursement obligations set forth in Section 3.3 or the
                                                             -----------
obligations of the Lenders pursuant to Section 3.5.
                                       -----------

          SECTION 3.5.  Funding by Lenders to the LC Issuer.  If the LC
                        -----------------------------------
Issuer makes any payment or disbursement under any Letter of Credit and the Borrower has not reimbursed the LC Issuer in full for such payment or disbursement by 10:00 a.m. (New York City time) on the date of such payment or disbursement or if any reimbursement received by the LC Issuer from the Borrower is or must be returned or rescinded upon or during any bankruptcy, insolvency or reorganization of the Borrower or otherwise, each Lender shall be obligated to pay to the LC Issuer, in full or partial payment of the purchase price of its Risk Participation in such Letter of Credit, its Pro Rata Share of such payment or disbursement (but no such payment shall diminish the obligations of the Borrower under Section 3.3), and the Administrative Agent shall promptly notify
               -----------
each Lender thereof. Each Lender irrevocably and unconditionally agrees, severally and for itself alone, to so pay to the Administrative Agent in immediately available funds for the LC Issuer's account the amount of such Lender's Pro Rata Share of such payment or disbursement. If and to the extent any Lender shall not have made such amount available to the Administrative Agent by 2:00 p.m. (New York City time) on the Business Day on which such Lender receives notice from the Administrative Agent of such payment or disbursement (it being understood that any such notice received after noon, New York City time, on any Business Day shall be deemed to have been received on the next following Business Day), such Lender agrees to pay interest on such amount to the Administrative Agent for the LC Issuer's account forthwith on demand for each day from and including the date such amount was to have been delivered to the Administrative Agent to but excluding the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect and (b) thereafter, the Base Rate from time to time in effect. Any Lender's failure to make available to the Administrative Agent its Pro Rata Share of any such payment or disbursement shall not relieve any other Lender of its obligation hereunder to make available to the Administrative Agent such other Lender's Pro Rata Share of such payment, but no Lender shall be responsible for the failure of any other Lender to make available to the Administrative Agent such other Lender's Pro Rata Share of any such payment or disbursement.

          SECTION 3.6.  Warranty.  The delivery of each Letter of Credit
                        --------
Application pursuant to Section 3.1 and each request for amendment or extension
                        -----------
of an existing Letter of Credit shall automatically constitute a warranty by the Borrower to the Administrative Agent and each Lender to the effect that on the date of such requested Credit Extension that the conditions of Section 9.2 have
                                                               -----------
been satisfied.

          SECTION 3.7.  Obligations Absolute.  The Borrower's obligations
                        --------------------
under Section 3.3 shall be absolute and unconditional under any and all
      -----------
circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against the LC Issuer, any Lender or any beneficiary of a Letter of Credit. The Borrower further agrees with the LC Issuer and the Lenders that the LC Issuer and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligation in respect of any Letter of Credit shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, any dispute between or among the Borrower, any of its Affiliates, the beneficiary of any Letter of Credit or any transferee of any beneficiary of any Letter of Credit or any claims or defenses whatsoever of the Borrower against the beneficiary or misapplication by the beneficiary under such Letter of Credit of the proceeds thereof.

          SECTION 3.8.  Letter of Credit Collateral Account.  The Borrower
                        -----------------------------------
agrees that it will, upon the request of the Administrative Agent or the Required Lenders and until the final expiration date of any Letter of Credit and thereafter so long as any Obligations are payable hereunder, maintain a special collateral account pursuant to arrangements satisfactory to the Administrative Agent (the "LC Collateral Account") at the Administrative Agent's office in the
            ---------------------
name of the Borrower but under the sole dominion and control of the Administrative Agent, for the benefit of the LC Issuer and the Lenders and the Borrower shall have no interest therein except as set forth in Section 8.3. The Borrower hereby
                                        -----------
pledges, assigns and grants to the Administrative Agent, for the benefit of the LC Issuer and the Lenders, a security interest in all of the Borrower's right, title and interest in and to the LC Collateral Account, all funds and Permitted Investments which may from time to time be on deposit in the LC Collateral Account to secure the prompt and complete payment and performance of the Obligations. The Administrative Agent will invest any funds on deposit from time to time in the LC Collateral Account in Permitted Investments (other than those described in clause (i) of the definition thereof) having a maturity not exceeding 30 days. Funds earned on such Permitted Investments shall be deposited into the LC Collateral Account. Nothing in this Section 3.8 shall require the
                                                -----------
Borrower to deposit any funds in the LC Collateral Account or limit the right of the Administrative Agent to release any funds held in the LC Collateral Account in each case other than as required by Section 2.6 or Article 8.
                                       -----------    ---------

                                  ARTICLE IV.

                     TAXES, YIELD PROTECTION AND ILLEGALITY

          SECTION 4.1.  Taxes. (a)  Any and all payments by the Borrower to
                        -----
each Lender, the LC Issuer or the Administrative Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Borrower shall pay all Other Taxes.


          (b) The Borrower agrees to indemnify and hold harmless each Lender, the LC Issuer and the Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender or the Administrative Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Lender or the Administrative Agent makes written demand therefor.

          (c) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender, the LC Issuer or the Administrative Agent, then:

          (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender, the LC Issuer or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

          (ii)  the Borrower shall make such deductions and withholdings;

          (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

          (iv) the Borrower shall also pay, without duplication, to each Lender, the LC Issuer or the Administrative Agent for the account of such Person, at the time interest is paid, all additional amounts which the respective Person specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed.

          (d) Within 30 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Administrative Agent.

          (e) If the Borrower is required to pay additional amounts to any Lender, the LC Issuer or the Administrative Agent pursuant to Section 4.1(c),
                                                              --------------
then such Person shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Borrower which may thereafter accrue, if such change in the judgment of such Person is not otherwise disadvantageous to such Lender or inconsistent with such Person's internal policies.

          SECTION 4.2.  Illegality.  (a)  If any Lender determines that the
                        ----------
introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of that Lender to make Offshore Rate Loans shall be suspended until the Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.


          (b) If a Lender determines that it is unlawful to maintain any Offshore Rate Loan, the Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Administrative Agent), prepay in full such Offshore Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 4.4, either on the
                                                    -----------
last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such Offshore Rate Loan. If the Borrower is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

          (c) If the obligation of any Lender to make or maintain Offshore Rate Loans has been so terminated or suspended, the Borrower may elect, by giving notice to the Lender through the Administrative Agent that all Loans which would otherwise be made by the Lender as Offshore Rate Loans shall be instead Base Rate Loans.

          (d) Before giving any notice to the Administrative Agent under this Section, the affected Lender shall designate a different Lending Office with respect to its Offshore Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender or inconsistent with such Lender's internal policies.

          SECTION 4.3.  Increased Costs and Reduction of Return.  (a)  If
                        ----------------------------------------
any Lender determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Offshore Rate) in or in the interpretation of any law or regulation or (ii) the compliance by the LC Issuer or that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Offshore Rate Loans, then the Borrower shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Administrative Agent), pay to the Administrative Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs; provided that the Borrower shall not be obligated to pay any additional amounts which were incurred by such Lender more than 90 days prior to the date of such request.


          (b) If the LC Issuer or any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the LC Issuer or such Lender (or its Lending Office) or any corporation controlling the LC Issuer or such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the LC Issuer or such Lender or any corporation controlling the LC Issuer or such Lender and (taking into consideration such the LC Issuer's or Lender's or such corporation's policies with respect to capital adequacy and the LC Issuer's or such Lender's desired return on capital) determines that the amount of such capital is increased or its rate of return is decreased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of the LC Issuer's or such Lender to the Borrower through the Administrative Agent, the Borrower shall pay to the LC Issuer or such Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the LC Issuer or such Lender for such increase; provided that the Borrower shall not be obligated to pay any additional amounts which were incurred by the LC Issuer or such Lender more than 90 days prior to the date of such request.

          SECTION 4.4.  Funding Losses.  The Borrower shall reimburse each
                        --------------
Lender and hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

          (a) the failure of the Borrower to make on a timely basis any payment of principal of any Offshore Rate Loan;

          (b) the failure of the Borrower to borrow, continue or convert a Loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation that includes an Offshore Rate Loan;

          (c) the failure of the Borrower to make any prepayment in accordance with any notice delivered under Section 2.6;
                                -----------

          (d)  the prepayment (including pursuant to Section 2.6) or other
                                                     -----------
payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

          (e)  the automatic conversion under Section 2.5 of any Offshore Rate
                                              -----------
Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period; including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section and under Section 4.3(a), each Offshore Rate Loan made by a Lender
                       --------------
(and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded.

          SECTION 4.5.  Inability to Determine Rates.  If the Administrative
                        ----------------------------
Agent determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or the Administrative Agent determines (or the Required Lenders advise the Administrative Agent) that the Offshore Rate applicable pursuant to Section 2.7(a) for any requested Interest Period with
                       --------------
respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Offshore Rate Loans, as the case may be, hereunder shall be suspended until the Administrative Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Notice of Conversion/ Continuation then submitted by it. If the Borrower does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans.

          SECTION 4.6.  Certificates of Lenders.  Any Person claiming
                        -----------------------
reimbursement or compensation under this Article IV shall deliver to the
                                         ----------
Borrower (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable to such Person hereunder and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

          SECTION 4.7.  Substitution of Lenders.  (a)  Upon the receipt by
                        -----------------------
the Borrower from any Lender (an "Affected Lender") of a claim for compensation
                                  ---------------
under Section 4.1, 4.2 or 4.3 the Borrower may:  (i) request the Affected Lender
      -----------  ---    ---
to use its reasonable efforts to obtain a replacement bank or financial institution satisfactory to the Borrower to acquire and assume all or a ratable part of all of such Affected Lender's Loans and Commitment (a "Substitute
                                                               ----------
Lender"); (ii) request one more of the other Lenders to acquire and assume all or part of such Affected Lender's Loans and Commitment; or (iii) designate a Substitute Lender. Any such designation of a Substitute Lender under clause (i) or (iii) shall be subject to the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld).


          (b) In the event the LC Issuer ceases to be rated AA or better by Standard & Poor's Rating Group, the Borrower may request the LC Issuer to assign its obligations hereunder to another financial institution who is rated AA or higher.

          SECTION 4.8.  Survival.  The agreements and obligations of the
                        --------
Borrower in this Article IV shall survive the payment of all other Obligations.

                                   ARTICLE V.

                         REPRESENTATIONS AND WARRANTIES

          To induce the Lenders to enter into this Agreement and to make Credit Extensions hereunder, the Borrower represents and warrants to each Lender that:

          SECTION 5.1.  Due Organization, Authorization, etc.  Each of the
                        ------------------------------------    -
Borrower and each Material Subsidiary (a) is a corporation duly organized, validly existing and (to the extent applicable) in good standing under the laws of its jurisdiction of incorporation, (b) is duly qualified to do business and (to the extent applicable) in good standing in each jurisdiction where, because of the nature of its activities or properties, such qualification is required except where the failure to qualify would not have a Material Adverse Effect, which jurisdictions are set forth with respect to the Borrower and each Material Subsidiary on Schedule 5.1 as revised from time to time by the Borrower pursuant
              ------------
to Section 6.1(l), (c) has the requisite corporate power and authority and the
   --------------
right to own and operate its properties, to lease the property it operates under lease, and to conduct its business as now and proposed to be conducted, and (d) has obtained all material licenses, permits, consents or approvals from or by, and has made all filings with, and given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct (including, without limitation, the consummation of the transactions contemplated by this Agreement) as to each of the foregoing, except where the failure to do so would not have a Material Adverse Effect. The execution, delivery and performance by the Borrower of this Agreement and the consummation of the transactions contemplated hereby and thereby are within its corporate powers and have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval, if required). Each of the Borrower and its Material Subsidiaries has received all other material consents and approvals (if any shall be required) necessary for such execution, delivery and performance, and such execution, delivery and performance do not and will not contravene or conflict with, or create a Lien or right of termination or acceleration under, any Requirement of Law or Contractual Obligation binding upon the Borrower or such Material Subsidiaries. This Agreement and each of the Loan Documents is (or when executed and delivered will be) the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms; provided that the Borrower assumes for purposes of this Section 5.1 that this Agreement and the other Loan Documents
                 -----------
have been validly executed and delivered by each of the parties thereto other than the Borrower.

          SECTION 5.2.  Statutory Financial Statements.  The Annual
                        ------------------------------
Statement of each Reporting Subsidiary (including, without limitation, the provisions made therein for investments and the valuation thereof, reserves, policy and contract claims and statutory liabilities) as filed with the appropriate Governmental Authority of its jurisdiction of domicile (the "Department") delivered to each Lender prior to
                               ----------
the execution and delivery of this Agreement, as of and for the 1998 Fiscal Year (the "Statutory Financial Statements"), have been prepared in accordance with
      ------------------------------
SAP applied on a consistent basis (except as noted therein). Each such Statutory Financial Statement was in compliance with applicable law when filed. The Statutory Financial Statements fairly present the financial position, the results of operations and changes in equity of each Reporting Subsidiary as of and for the respective dates and periods indicated therein in accordance with SAP applied on a consistent basis, except as set forth in the notes thereto or on Schedule 5.2(a). Except for liabilities and obligations, including, without
   ---------------
limitation, reserves, policy and contract claims and statutory liabilities (all of which have been computed in accordance with SAP), disclosed or provided for in the Statutory Financial Statements, the Reporting Subsidiaries did not have, as of the respective dates of each of such financial statements, any liabilities or obligations (whether absolute or contingent and whether due or to become due) which, in conformity with SAP, applied on a consistent basis, would have been required to be or should be disclosed or provided for in such financial statements. All books of account of each Reporting Subsidiary fully and fairly disclose all of the transactions, properties, assets, investments, liabilities and obligations of such Reporting Subsidiary and all of such books of account are in the possession of each Reporting Subsidiary and are true, correct and complete in all material respects.

          SECTION 5.3.  GAAP Financial Statements.  (a)  The audited
                        -------------------------
consolidated financial statements of the Borrower and its Subsidiaries for the Fiscal Year ending December 31, 1998 and the unaudited consolidated financial statements of the Borrower and its Subsidiaries for the six months ended June 30, 1999 which have been delivered to the Lenders (i) are true and correct in all material respects, (ii) have been prepared in accordance with GAAP (except as disclosed therein and, in the case of interim financial statements, for the absence of footnote disclosures and normal year-end adjustments) and (iii) present fairly the consolidated financial condition of the Borrower and its Subsidiaries at such dates, the results of their operations for the periods then ended and the investments and reserves for the periods then ended.


          (b) With respect to any representation and warranty which is deemed to be made after the date hereof by the Borrower, the balance sheet and statements of operations, of shareholders' equity and of cash flow, which as of such date shall most recently have been furnished by or on behalf of the Borrower to each Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby, shall have been prepared in accordance with GAAP consistently applied (except as disclosed therein and, in the case of interim financial statements, for the absence of footnote disclosures), and shall present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof for the periods then ended, subject, in the case of quarterly financial statements, to normal year-end audit adjustments.

          (c)  Except as set forth on Schedule 5.2(b), there has been no change
                                      ---------------
in the business, assets, operations or financial condition of the Borrower or any Subsidiary which has had or could reasonably be expected to have a Material Adverse Effect since December 31, 1998.

          SECTION 5.4.  Litigation and Contingent Liabilities.
                        -------------------------------------

          (a) Except as set forth (including estimates of the dollar amounts involved) in Schedule 5.4 hereto and (b) except for claims which are covered by
             ------------
Insurance Policies, coverage for which has not been denied in writing, or which relate to Primary Policies or Reinsurance Agreements issued by the Borrower or its Subsidiaries or to which it is a party entered into by the Borrower or its Subsidiaries in the ordinary course of business (referred to herein as "Ordinary
                                                                        --------
Course Litigation"), no claim, litigation (including, without limitation,
-----------------
derivative actions), arbitration, governmental investigation or proceeding or inquiry is pending or threatened against the Borrower or any of its Subsidiaries
(i) which would, if adversely determined, have a Material Adverse Effect or (ii) which relates to any of the transactions contemplated hereby, and there is no basis known to the Borrower for any of the foregoing. Other than any liability incident to such claims, litigation or proceedings, the Borrower has no material Contingent Liabilities not provided for or referred to in the financial statements delivered pursuant to Section 5.3.
                                 -----------

          SECTION 5.5.  Employee Benefit Plans. Set forth on Schedule 5.5 as
                        ----------------------                   ------------
revised from time to time by the Borrower pursuant to Section 6.1(l) is a list
                                                      --------------
of all welfare plans and all pension plans, within the meaning of sections 3(1) and (2) of ERISA, respectively, which, to the knowledge of the Borrower, are maintained with respect to employees of the Borrower or its Subsidiaries. Also set forth in Schedule 5.5 as revised from time to time by the Borrower pursuant
             ------------
to Section 6.1(l) is a list of all Multiemployer Plans, all Welfare Plans and
   --------------
all Plans which the Borrower has adopted or expects to adopt.

          SECTION 5.6.  Investment Company Act.  Neither the Borrower nor
                        ----------------------
any of its Subsidiaries is an "investment company" or a company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended.

          SECTION 5.7.  Regulations U and X.  Neither the Borrower nor any
                        -------------------
of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock. None of the Borrower, any of its Subsidiaries, any Affiliate of any of them or any Person acting on their behalf has taken or will take action to cause the execution, delivery or performance of this Agreement, the making or existence of the Credit Extensions or the use of proceeds of the Credit Extensions to violate Regulations U or X of the FRB.

          SECTION 5.8.  Proceeds.  The proceeds of the Loans will be used
                        --------
for general corporate purposes (including capital contributions to Subsidiaries and acquisitions permitted under Section 7.3). Letters of Credit issued
                                 -----------
hereunder will be used solely to secure the obligations of the Borrower's Subsidiaries or, upon receipt of an opinion of Bermuda counsel satisfactory to the Administrative Agent in its sole discretion, the Borrower, in providing synthetic cover of catastrophe risks through one or more Catastrophe Bonds (other than Catastrophe Bonds described in clause (b) of the definition
                                           ----------
thereof). None of such proceeds will be used in violation of applicable law, and none of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any margin stock as defined in Regulation U of the FRB.

          SECTION 5.9.  Insurance.  The Borrower and its Material
                        ---------
Subsidiaries are in substantial compliance with all material conditions contained in its Insurance Policies.

          SECTION 5.10.  Ownership of Properties.  On the date of any Loan,
                         -----------------------
the Borrower and its Material Subsidiaries will have good title to all of their respective material properties and assets, real and personal, of any nature whatsoever.

          SECTION 5.11.  Business Locations.  Schedule 5.11 as revised from
                         ------------------        -------------
time to time by the Borrower pursuant to Section 6.1(l) lists each of the
                                         --------------
locations where the Borrower maintains an office, a place of business or any records.

          SECTION 5.12.  Accuracy of Information.  All factual written
                         -----------------------
information furnished heretofore or contemporaneously herewith by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or the Lenders for purposes of or in connection with this Agreement or any of the transactions contemplated hereby, as supplemented to the date hereof, is and all other such factual written information hereafter furnished by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or the Lenders will be, true and accurate in every material respect on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading.

          SECTION 5.13.  Subsidiaries.  Schedule 5.13 as updated from time
                         ------------   -------------
to time pursuant to Section 6.1(l) contains a complete
                    --------------
list of the Borrower's Subsidiaries, indicating which Subsidiaries are Material Subsidiaries.

          SECTION 5.14.  Insurance Licenses.  Schedule 5.14 as revised from
                         ------------------        -------------
time to time by the Borrower pursuant to Section 6.1(l) lists all of the
                                         --------------
jurisdictions in which any of the Material Insurance Subsidiaries hold licenses (including, without limitation, licenses or certificates of authority from applicable insurance departments), permits or authorizations to transact insurance and reinsurance business (collectively, the "Licenses"). Except as
                                                       --------
set forth on Schedule 5.14, to the best of the Borrower's knowledge, no such
             -------------
License is the subject of a proceeding for suspension or revocation or any similar proceedings, there is no sustainable basis for such a suspension or revocation, and no such suspension or revocation is threatened by the Department. Schedule 5.14 as revised from time to time by the Borrower pursuant
             -------------
to Section 6.1(l) indicates the line or lines of insurance which each such
   --------------
Material Insurance Subsidiary is permitted to be engaged in with respect to each License therein listed. The Material Insurance Subsidiaries do not transact any insurance business, directly or indirectly, in any jurisdiction other than those enumerated on Schedule 5.14 as revised from time to time by the Borrower
              -------------
pursuant to Section 6.1(l) hereto, where such business requires that any such
            --------------
Material Insurance Subsidiary obtain any license, permit, governmental approval, consent or other authorization.

          SECTION 5.5.  Taxes.  The Borrower and each of its Subsidiaries
                        -----
has filed all tax returns that are required to be filed by it, and has paid or provided adequate reserves for the payment of all material taxes, including, without limitation, all payroll taxes and federal and state withholding taxes, and all assessments payable by it that have become due, other than (a) those that are not yet delinquent or that are disclosed on Schedule 5.15 and are being
                                                     -------------
contested in good faith by appropriate proceedings and with respect to which reserves have been established, and are being maintained, in accordance with GAAP or (b) those which the failure to file or pay would not have a Material Adverse Effect. Except as set forth in Schedule 5.15, on the Effective Date
                                        -------------
there is no ongoing audit or, to the Borrower's knowledge, other governmental investigation of the tax liability of the Borrower or any of its Subsidiaries and there is no unresolved claim by a taxing authority concerning the Borrower's or any such Subsidiary's tax liability, for any period for which returns have been filed or were due. As used in this Section 5.15, the term "taxes" includes
                                         ------------
all taxes of any nature whatsoever and however denominated, including, without limitation, excise, import, governmental fees, duties and all other charges, as well as additions to tax, penalties and interest thereon, imposed by any government or instrumentality, whether federal, state, local, foreign or other.

          SECTION 5.16.  Securities Laws.  Neither the Borrower nor any
                         ---------------
Affiliate, nor anyone acting on behalf of any such

Person, has directly or indirectly offered any interest in the Loans or any other Obligation for sale to, or solicited any offer to acquire any such interest from, or has sold any such interest to any Person that would subject the issuance or sale of the Loans or any other liability to registration under the Securities Act of 1933, as amended.

          SECTION 5.17.  Compliance with Laws.  Neither the Borrower nor
                         --------------------
any of its Subsidiaries is in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any Governmental Authority, if the effect of such violation could reasonably be expected to have a Material Adverse Effect and, to the best of the Borrower's knowledge, no such violation has been alleged and each of the Borrower and its Subsidiaries (i) has filed in a timely manner all reports, documents and other materials required to be filed by it with any Governmental Authority, if such failure to so file could reasonably be expected to have a Material Adverse Effect; and the information contained in each of such filings is true, correct and complete in all material respects and (ii) has retained all records and documents required to be retained by it pursuant to any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any Governmental Authority, if the failure to so retain such records and documents could reasonably be expected to have a Material Adverse Effect.

          SECTION 5.18.  Year 2000 Compliance.  The Borrower and its
                         --------------------
Material Subsidiaries have developed and budgeted for a comprehensive program to address the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in other devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999). The Borrower and its Material Subsidiaries have implemented that program substantially in accordance with its timetable and budget and they will substantially avoid the Year 2000 problem as to all computers, as well as embedded microchips in other devices, that are material to the Borrower's and its Material Subsidiaries' business, properties and operations. The Borrower and its Material Subsidiaries have developed feasible contingency plans adequately to ensure uninterrupted and unimpaired business operation in the event of failure of their own or a third party's systems or equipment due to the Year 2000 problem, including those of vendors, customers, and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure.


                                  ARTICLE VI.

                             AFFIRMATIVE COVENANTS

          Until the Loans and all other Obligations are paid in full, and until the Commitment Termination Date, the Borrower agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

          SECTION 6.1.  Reports, Certificates and Other Information.
                        -------------------------------------------
Furnish or cause to be furnished to the Administrative Agent and the Lenders:

          (a)  GAAP Financial Statements:
               -------------------------

          (i) Within 50 days after the close of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, a copy of the unaudited consolidated balance sheets of the Borrower and its Subsidiaries, as of the close of such quarter and the related consolidated statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter, all prepared in accordance with GAAP (subject to normal year-end adjustments and except that footnote and schedule disclosure may be abbreviated) and the related consolidating balance sheets and income statements for such period and accompanied by the certification of the chief executive officer, chief financial officer or treasurer of the Borrower that all such financial statements are complete and correct and present fairly in accordance with GAAP (subject to normal year-end adjustments) the consolidated results of operations and cash flows of the Borrower as at the end of such Fiscal Quarter and for the period then ended.

          (ii) Within 95 days after the close of each Fiscal Year, a copy of the annual financial statements of the Borrower and its Subsidiaries, consisting of audited consolidated and unaudited consolidating balance sheets and audited consolidated and unaudited consolidating statements of income and retained earnings and cash flows, setting forth in comparative form the consolidated figures for the previous Fiscal Year, which financial statements shall be prepared in accordance with GAAP, certified without material qualification by the independent certified public accountants regularly retained by the Borrower, or any other firm of independent certified public accountants of recognized national standing selected by the Borrower and reasonably acceptable to the Required Lenders that all such financial statements are complete and correct and present fairly in accordance with GAAP the consolidated financial position and the consolidated results of operations and cash flows of the Borrower and its Subsidiaries as at the end of such year and for the period then ended.

          (iii) On each date that financial statements are delivered pursuant to Section 6.1(a)(i) or (ii), a schedule in form and substance satisfactory
        -----------------    ----
     to the Administrative Agent setting forth claims schedule detail.

          (b)  Tax Returns.  If requested by the Administrative Agent, copies of
               -----------
all federal, state, local and foreign tax returns and reports in respect of income, franchise or other taxes on or measured by income (excluding sales, use or like taxes) filed by the Borrower or any of its Subsidiaries.

          (c)  SAP Financial Statements.  Within (i) 5 days after the date filed
               ------------------------
with the Minister for each of its Fiscal Years, but in any event within 125 days after the end of each Fiscal Year of each Reporting Subsidiary a copy of the Annual Statement of such Reporting Subsidiary for such Fiscal Year, if any, required by such Department to be filed, each of which statements delivered to be prepared in accordance with SAP and accompanied by the certification of the chief financial officer or chief executive officer of such Reporting Subsidiary that such financial statement is complete and correct and presents fairly in accordance with SAP the financial position of such Reporting Subsidiary for the period then ended.

          (d)  Notice of Default, etc.  Immediately after an Executive Officer
               ----------------------
of the Borrower knows or has reason to know of the existence of any Default, or any development or other information which would have a Material Adverse Effect, telephonic or telegraphic notice specifying the nature of such Default or development or information, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within two (2) Business Days.

          (e)  Other Information.  The following certificates and other
               -----------------
information related to the Borrower:

          (i) Within five (5) Business Days of receipt, a copy of any financial examination reports by a Governmental Authority with respect to the Material Insurance Subsidiaries relating to the insurance business of the Material Insurance Subsidiaries (when, and if, prepared); provided, the
                                                               --------
     Borrower shall only be required to deliver any interim report hereunder at such time as Borrower has knowledge that a final report will not be issued and delivered to the Administrative Agent within 90 days of any such interim report.

          (ii) Copies of all filings (other than nonmaterial tax and insurance rate and other ministerial regulatory filings) with Governmental Authorities by the Borrower or any Material Subsidiary not later than five
     (5) Business Days after such filings are made, including, without limitation, filings which seek approval of Governmental Authorities with respect to transactions between the Borrower or such Material Subsidiary and its Affiliates.

          (iii) Within five (5) Business Days of such notice, notice of proposed or actual suspension, termination or revocation of any material License of any Reporting Subsidiary by any Governmental Authority or of receipt of notice from any Governmental Authority notifying the Borrower or any Reporting Subsidiary of a hearing relating to such a suspension, termination or revocation, including any request by a Governmental Authority which commits the Borrower or any Reporting Subsidiary to take, or refrain from taking, any action or which otherwise materially and adversely affects the authority of the Borrower or any Reporting Subsidiary to conduct its business.

          (iv) Within five (5) Business Days of such notice, notice of any pending or threatened investigation or regulatory proceeding (other than routine periodic investigations or reviews) by any Governmental Authority concerning the business, practices or operations of the Borrower or any Reporting Subsidiary.

          (v) Simultaneously with delivery of the financial statements provided pursuant to Section 6.1(a)(i), a list of all investments (including,
                 -----------------
     without limitation, Permitted Investments) of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter.

          (vi) Promptly, notice of any actual or, to the best of the Borrower's knowledge, proposed material changes in the Insurance Code governing the investment or dividend practices of any Material Insurance Subsidiary.

          (vii) Promptly, such additional financial and other information as the Administrative Agent may from time to time reasonably request.

          (f)  Compliance Certificates.  Concurrently with the delivery to the
               -----------------------
Administrative Agent of the GAAP financial statements under Sections 6.1(a)(i)
                                                            ------------------
and 6.1(a)(ii), for each Fiscal Quarter and Fiscal Year of the Borrower, and at
    ----------
any other time no later than thirty (30) Business Days following a written request of the Administrative Agent, a duly completed Compliance Certificate, signed by the chief financial officer, treasurer or controller of the Borrower, containing, among other things, a computation of, and showing compliance with, each of the applicable financial ratios and restrictions contained in Sections
                                                                      --------
7.1, 7.2 and 7.10, and to the effect that, to the best of such officer's
---  ---     ----
knowledge, as of such date no Default has occurred and is continuing.

          (g)  Reports to SEC and to Shareholders.  Promptly upon the filing or
               ----------------------------------
making thereof copies of (i) each filing and report made by the Borrower or any of its Material Subsidiaries with or to any securities exchange or the Securities and Exchange

Commission and (ii) each communication from the Borrower to shareholders generally.

          (h)  Notice of Litigation, License, ERISA and Year 2000 Matters.
               ----------------------------------------------------------
Promptly upon learning of the occurrence of any of the following, written notice thereof, describing the same and the steps being taken by the Borrower with respect thereto: (i) the institution of, or any adverse determination in, any litigation, arbitration proceeding or governmental proceeding (including any Internal Revenue Service or Department of Labor proceeding with respect to any Plan or Welfare Plan) which could, if adversely determined, be reasonably expected to have a Material Adverse Effect and which is not Ordinary Course Litigation, (ii) an ERISA Event, and an event with respect to any Plan which could result in the incurrence by the Borrower or any of its Subsidiaries of any material liability (other than a liability for contributions or premiums), fine or penalty, (iii) the commencement of any dispute which might lead to the modification, transfer, revocation, suspension or termination of this Agreement or any Loan Document or (iv) any event (including any related to Year 2000 problems) which could be reasonably expected to have a Material Adverse Effect.

          (i)  Insurance Reports.  Within five (5) Business Days of receipt of
               -----------------
such notice by the Borrower or its Material Subsidiaries, written notice of any cancellation or material adverse change in any material Insurance Policy carried by the Borrower or any of its Material Subsidiaries.

          (j)  List of Directors and Officers and Amendments.  Concurrently with
               ---------------------------------------------
the delivery of the financial statements required pursuant to Section 6.1(a)(i)
                                                              -----------------
and (ii), (x) a list of the Executive Officers and Directors of the Borrower and
    ----
(y) copies of any amendments to the Organization Documents, Shareholders Agreement or Registration Rights Agreement to the extent such information is not included in the information provided pursuant to Section 6.1(g) and to the
                                                 --------------
extent such information has changed since the last delivery pursuant to this Section.

          (k)  New Subsidiaries.  Promptly upon formation or acquisition of any
               ----------------
Subsidiary, written notice of the name, purpose and capitalization of such Subsidiary and whether such Subsidiary is a Material Subsidiary.

          (l)  Updated Schedules.  From time to time, and in any event
               -----------------
concurrently with delivery of the financial statements under Section 6.1(a)(i)
                                                             -----------------
and (ii), revised Schedules 5.1, 5.5, 5.11, 5.13 and 5.14, if applicable,
    ----                    ---  ---  ----  ----     ----
showing changes from the Schedules previously delivered.
                         ---------

          (m)  Other Information.  From time to time such other information
               -----------------
concerning the Borrower or any Subsidiary as the Administrative Agent or any Lender may reasonably request.

          SECTION 6.2.  Corporate Existence; Foreign Qualification.  Do and
                        ------------------------------------------
cause to be done at all times all things necessary to (a) maintain and preserve the corporate existence of the Borrower and each Material Subsidiary of the Borrower (except that inactive Subsidiaries of the Borrower may be merged out of existence or dissolved), (b) be, and ensure that each Material Subsidiary of the Borrower is, duly qualified to do business and (to the extent applicable) be in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary unless the failure to be so qualified would not have a Material Adverse Effect, and (c) do or cause to be done all things necessary to preserve and keep in full force and effect the Borrower's corporate existence.

          SECTION 6.3.  Books, Records and Inspections.  (a) Maintain, and
                        ------------------------------
cause each of its Subsidiaries to maintain, materially complete and accurate books and records in accordance with GAAP and in addition, with respect to each Insurance Subsidiary, SAP, (b) permit, and cause each of its Subsidiaries to permit, access at reasonable times by the Administrative Agent to its books and records, (c) permit, and cause each of its Subsidiaries to permit, the Administrative Agent or its designated representative to inspect at reasonable times its properties and operations, and (d) permit, and cause each of its Subsidiaries to permit, the Administrative Agent to discuss its business, operations and financial condition with its officers and its independent accountants.

          SECTION 6.4.  Insurance.  Maintain, and cause each of its Material
                        ---------
Subsidiaries to maintain, Insurance Policies to such extent and against such hazards and liabilities as is required by law or customarily maintained by prudent companies similarly situated.

          SECTION 6.5.  Taxes and Liabilities.  Pay, and cause each of its
                        ---------------------
Subsidiaries to pay, when due all material taxes, assessments and other material liabilities except as contested in good faith and by appropriate proceedings with respect to which reserves have been established, and are being maintained, in accordance with GAAP except where failure to pay would not have a Material Adverse Effect.

          SECTION 6.6.  Employee Benefit Plans.  Maintain, and cause each of
                        ----------------------
its Subsidiaries to maintain, each Plan and Welfare Plan in compliance in all material respects with all applicable Requirements of Law except where failure to so comply would not have a Material Adverse Effect.

          SECTION 6.7.  Compliance with Laws.  Comply, and cause each of its
                        --------------------
Subsidiaries to comply, (a) with all federal and local laws, rules and regulations related to its businesses (including, without limitation, the establishment of all insurance reserves required to be established under SAP and applicable laws restricting the investments of the Borrower), and

(b) with all Contractual Obligations binding upon such entity, except in each case where failure to so comply would not in the aggregate have a Material Adverse Effect.

          SECTION 6.8.  Maintenance of Permits.  Maintain, and cause each of
                        ----------------------
its Subsidiaries to maintain, all permits, licenses and consents as may be required for the conduct of its business by any federal or local government agency or instrumentality except (x) for such permits, licenses and consents related to assets which are sold in accordance with Section 7.3 or (y) where
                                                    -----------
failure to maintain the same would not have a Material Adverse Effect.

          SECTION 6.9.  Investments.  Cause the Invested Assets of the
                        -----------
Borrower and its Subsidiaries to be invested at all times so as to be in full compliance with each of the following guidelines:

          (i) All Invested Assets of each Insurance Subsidiary shall be in compliance with the applicable Insurance Code; and

          (ii) At least 80% of Invested Assets shall constitute Permitted Investments.

          SECTION 6.10.  Conduct of Business.  Engage, and cause each
                         -------------------
Material Subsidiary to engage, primarily in insurance and reinsurance business and related activities.


                                  ARTICLE VII.

                               NEGATIVE COVENANTS

          Until the Loans and all other Obligations are paid in full and until the Commitment Termination Date, the Borrower agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

          SECTION 7.1.  Debt to Capital Ratio.  Not permit (a) the Debt to
                        ---------------------
Capital Ratio (excluding RenRe Catastrophe-Linked Securities) to exceed .35:1 or
(b) Debt to Capital Ratio (including RenRe Catastrophe-Linked Securities) to exceed .45:1, except to the extent that Net Worth has declined solely as a result of operating losses or unrealized losses on the Invested Assets in accordance with FAS No. 115, in which case the sole effect of such failure under this Agreement shall be that the Borrower will not, and will not permit any Subsidiary to, incur any additional Debt until such time as the Borrower is in compliance with this Section 7.1.
                     -----------

          SECTION 7.2.  Net Worth.  Not permit Net Worth to be less than the
                        ---------
greater of (x) $100,000,000 and (y) 125% of Consolidated Debt (including RenRe Catastrophe-Linked Securities) at any time and not request any increase in the outstanding

Credit Extensions unless, after giving effect to such requested Credit Extension, Net Worth shall be greater than (y) $200,000,000 and (z) 125% of Consolidated Debt (including RenRe Catastrophe-Linked Securities).

          SECTION 7.3.  Mergers, Consolidations and Sales.  Not, and not
                        ---------------------------------
permit any of its Subsidiaries to, (a) merge or consolidate, or purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest in, any other Person (other than a newly formed Subsidiary or the acquisition of a Subsidiary which complies with clause (b)(ii) of this Section 7.3 or the acquisition of shares of a
                            -----------
Subsidiary held by minority shareholders), or (b) sell, transfer, convey or lease all or any substantial part of its assets other than any sale, transfer, conveyance or lease in the ordinary course of business or any sale or assignment of receivables except for (i) any such merger or consolidation, sale, transfer, conveyance, lease or assignment of any wholly owned Subsidiary into, with or to any other wholly owned Subsidiary, (ii) purchases or acquisitions which comply with Section 6.10 provided (x) no Default or Event of Default has occurred and
     ------------
is continuing or would result therefrom and (y) the purchase price for any single purchase or acquisition does not exceed 50% of Net Worth minus all amounts which in accordance with GAAP would be characterized as intangible assets (including goodwill) as of the date of such purchase or acquisition (calculated on a proforma basis giving effect to such acquisition or purchase) and (z) the aggregate purchase price of all purchases and acquisitions after the Effective Date do not exceed 100% of Net Worth minus all amounts which in accordance with GAAP would be characterized as intangible assets (including goodwill) and (iii) sales of assets and capital stock of Subsidiaries that are not Material Subsidiaries, provided no Default or Event of Default has occurred and is continuing.

          SECTION 7.4.  Regulations U and X.  Not, and not permit any of its
                        -------------------
Subsidiaries to, hold margin stock (as such term is defined in Regulation U of the FRB) having a value in excess of 20% of the value of the assets of the Borrower and its Subsidiaries taken as a whole after taking into account the application of the proceeds of the Credit Extensions.

          SECTION 7.5.  Other Agreements.  Not, and not permit any of its
                        ----------------
Subsidiaries to, enter into any agreement containing any provision which would be violated or breached by the performance of obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith.

          SECTION 7.6.  Transactions with Affiliates.  Not, and not permit
                        ----------------------------
any Subsidiary to, enter into, or cause, suffer or permit to exist, directly or indirectly, any arrangement, transaction or contract with any of its Affiliates unless such arrangement, transaction or contract is on an arm's length basis;

provided that (a) transactions between the Borrower and the Joint Venture and
--------
any wholly-owned Subsidiary of the Borrower or between any wholly-owned Subsidiaries of the Borrower or between any wholly-owned Subsidiary of the Borrower and the Joint Venture, (b) any transaction expressly contemplated by the Shareholders Agreement or the Registration Rights Agreement, shall be excluded from the restrictions set forth in this Section 7.6.
                                                 -----------

          SECTION 7.7.  Liens.  Not, and not permit any of its Subsidiaries
                        -----
to, create or permit to exist any Lien with respect to any assets now or hereafter existing or acquired, except the following: (i) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ii) easements, party wall agreements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary course of the business of the Borrower and its Subsidiaries taken as a whole; (iii) Liens in connection with the acquisition of fixed assets after the date hereof and attaching only to the property being acquired, (iv) Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits and Liens pursuant to letters of credit or other security arrangements in connection with such insurance or benefits, (v) mechanics', workers', materialmen's, landlord liens and other like Liens arising in the ordinary course of business in respect of obligations which are not delinquent or which are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (vi) liens on Invested Assets pursuant to trust, letter of credit or other security arrangements in connection with Reinsurance Agreements or Primary Policies and (vii) Liens listed on
Schedule 7.7 in effect on the date hereof; (viii) attachments, judgments and
------------
other similar Liens for sums not exceeding $5,000,000 (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has accepted a tender of defense and indemnification without reservation of rights); (ix) attachments, judgments and other similar Liens for sums of $5,000,000 or more (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has accepted a tender of defense and indemnification without reservation of rights) provided the execution or other enforcement of such Liens is effectively stayed and claims secured thereby are being actively contested in good faith and by appropriate proceedings and have been bonded off; (x) Liens on assets acquired by Renaissance U.S. Holdings, Inc. from Nobel Insurance Limited outstanding on the date of such acquisition and extensions, renewals or replacements thereof but only if the principal amount of Debt secured thereby immediately prior to such extension, renewal or replacement is not increased and such Lien is not extended to any other property; (xi) Liens pursuant to the Loan Documents and
(xii) Liens granted in connection with the $50,000,000 Letter of Credit Facility dated December 30, 1998 between Renaissance Reinsurance Ltd. and Deutsche Bank A.G. in connection with the investment in the Joint Venture provided the value of the collateral in which Liens are granted thereunder does not exceed 105% of the amount secured; provided, however, that, no Lien shall be permitted to exist
                    --------  -------
on the shares of stock of any Insurance Subsidiary.

          SECTION 7.8.  Restrictions On Negative Pledge Agreements.  Not,
                        ------------------------------------------
and not permit any of its Subsidiaries to enter into or assume any agreement to which it is a party, other than this Agreement which places any restrictions upon the right of the Borrower or any of its Subsidiaries to sell, pledge or otherwise dispose of any material portion of its properties now owned or hereafter acquired other than as permitted under Section 7.7, except for such
                                                 -----------
restrictions imposed by any senior unsecured issuance of Debt with an original principal amount in excess of $50,000,000 provided such restrictions are no more restrictive than those under this Agreement.

          SECTION 7.9.  No Amendment of Certain Documents.  Not enter into
                        ---------------------------------
or permit to exist any amendment, modification or waiver of the Shareholders Agreement, the Registration Rights Agreement or Organization Documents as in effect on the Effective Date which would (a) create or amend redemption provisions applicable to the Borrower's capital stock to provide for mandatory redemption or redemption at the option of the holder prior to the Commitment Termination Date as such Date may be extended or (b) in any manner be materially adverse to the interests of the Lenders.

          SECTION 7.10.  Dividends, Etc.  Not, and not permit its Subsidiaries
                         ---------------
to, (a) declare or pay any dividends on any of its capital stock (other than pro rata payments of dividends by a Subsidiary to the Borrower and such Subsidiary's other shareholders), (b) purchase or redeem any capital stock of the Borrower or any Subsidiary or any warrants, options or other rights in respect of such stock (other than the pro rata purchase or redemption by a Subsidiary of its capital stock, warrants, options or other rights in respect of such stock), (c) pay interest or principal on any Debt owed to any Founding Shareholder, or (d) set aside funds for any of the foregoing (collectively "Restricted Payments");
                                                    -------------------
except that (i) the Borrower may declare or pay dividends on any of its Common Shares in an amount not to exceed $8,500,000 in any Fiscal Quarter provided no Default or Event of Default has occurred and is continuing on the date the Borrower declares such dividend, (ii) the Borrower may declare or pay any Restricted Payment described in clauses (a) or (b) above provided (x) no Default
                                -----------    ---
or Event of Default has occurred and is continuing on the date of such declaration or payment and (y) except in the case of the purchase of shares of a Subsidiary from minority shareholders of such Subsidiary, after giving effect to such Restricted Payment, the Borrower's Net Worth exceeds $300,000,000 and (iii) any Insurance Subsidiary may pay any Restricted Payment described in clause (b) above on a non prorata basis provided no Default or
             ----------
Event of Default has occurred and is continuing on the date of such payment.

          SECTION 7.11.  Contingent Liabilities.  Not, and not permit its
                         ----------------------
Subsidiaries to, incur Contingent Liabilities in an aggregate principal amount in excess of $175,000,000 at any time.


                                 ARTICLE VIII.

                       EVENTS OF DEFAULT AND THEIR EFFECT

          SECTION 8.1.  Events of Default.  Each of the following shall
                        -----------------
constitute an Event of Default under this Agreement:

          (a)  Non-Payment of Loan.  Default in the payment when due of any
               -------------------
principal on the Loans or any Reimbursement Obligation.

          (b)  Non-Payment of Interest, Fees, etc.  Default, and continuance
               ----------------------------------
thereof for three (3) Business Days, in the payment when due of interest on the Credit Extensions, fees or of any other amount payable hereunder or under the Loan Documents.

          (c)  Non-Payment of Other Debt. (i) Default in the payment when due
               -------------------------
and continuance of such default after any applicable grace period (whether or not such Debt is accelerated) of any other Debt of, or guaranteed by, the Borrower or any of its Material Subsidiaries if the aggregate amount of Debt of the Borrower and/or any of its Material Subsidiaries which is due and payable or which is or may be accelerated, by reason of such default or defaults is $5,000,000 or more, or (ii) default in the performance or observance of any obligation or condition and continuance of such default after any applicable grace period with respect to any such other Debt of, or guaranteed by, the Borrower and/or any of its Material Subsidiaries if the effect of such default or defaults is to accelerate or permit the acceleration of the maturity of any such Debt of $5,000,000 or more in the aggregate prior to its expressed maturity.

          (d)  Other Material Obligations.  Except for obligations covered under
               --------------------------
other provisions of this Article VIII, default in the payment when due, or in
                         ------------
the performance or observance of, any material obligation of, or material condition agreed to by, the Borrower or any of its Material Subsidiaries with respect to any material purchase or lease obligation of $5,000,000 or more (unless the existence of any such default is being contested by the Borrower in good faith and by appropriate proceedings and the Borrower has established, and is maintaining, adequate reserves therefor in accordance with GAAP) which default continues for a period of 30 days.

          (e)  Bankruptcy, Insolvency, etc.  (i) The Borrower or any Material
               ---------------------------
Subsidiary becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; (ii) there shall be commenced by or against any such Person any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, supervision, conservatorship, liquidation, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, rehabilitation, conservation, supervision, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, obligations or liabilities, or (B) seeking appointment of a receiver, trustee, custodian, rehabilitator, conservator, supervisor, liquidator or other similar official for it or for all or any substantial part of its assets, in each case which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) if filed against such Person, remains undismissed, undischarged or unstayed for a period of 60 days; or (iii) there shall be commenced against any such Person any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any of such Persons shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause(ii) or (iii) above; or (v)
                                              ----------    -----
any Governmental Authority shall issue any order of conservation, supervision or any other order of like effect relating to any of such Persons.

          (f)  Non-compliance With Certain Financial Covenants.  Failure by the
               -----------------------------------------------
Borrower to comply with its covenants set forth in Section 7.2 and continuance
                                                   -----------
of such failure for 30 days after the date the Borrower became aware of such non-compliance unless (a) such failure is cured by a capital contribution or a permanent reduction of Debt made during such 30 days, and (b) if the Borrower's capital has fallen below that required under any Requirement of Law (x) during such cure period no Governmental Authority places restrictions on the Borrower or any Material Insurance Subsidiary or requires the Borrower or any Material Insurance Subsidiary to take any action beyond the normal reporting requirements and (y) after such cure the Borrower and its Material Insurance Subsidiaries are in compliance with all Requirements of Law.

          (g)  Non-compliance With Other Financial Conditions.  Failure by the
               ----------------------------------------------
Borrower to comply with its covenants set forth in Section 7.1, 7.8, 7.9, 7.10
                                                   -----------  ---  ---  ----
or 7.11.
   ----

          (h)  Non-compliance With Other Provisions.  Failure by the Borrower to
               ------------------------------------
comply with or to perform any provision of this Agreement or the other Loan Documents (and not constituting an Event of Default under any of the other provisions of this Article VIII) and continuance of such failure for 30 days
                   ------------
after notice thereof from the Administrative Agent to the Borrower.

          (i)  Warranties and Representations.  Any warranty or representation
               ------------------------------
made by or on behalf of the Borrower or any Subsidiary herein is inaccurate or incorrect or is breached or false or misleading in any material respect as of the date such warranty or representation is made; or any schedule, certificate, financial statement, report, notice, or other instrument furnished by or on behalf of Borrower or any Subsidiary to the Administrative Agent or the Lenders is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

          (j)  Employee Benefit Plans.  A contribution failure occurs with
               ----------------------
respect to any Plan sufficient to give rise to a Lien against the Borrower or any of its Subsidiaries under section 302(f)(1) of ERISA (as in effect on the Effective Date) or withdrawal by one or more companies in the Controlled Group from one or more Multiemployer Plans to which it or they have an obligation to contribute and the withdrawal liability (without unaccrued interest) to multiemployer plans as a result of such withdrawal or withdrawals (including any outstanding withdrawal liability that the Controlled Group has incurred on the date of such withdrawal) is $5,000,000 or more.

          (k)  Loan Documents.  Any action shall be taken by or on behalf of the
               --------------
Borrower or any Affiliate thereof to discontinue any of the Loan Documents or to contest the validity, binding nature or enforceability of any thereof.

          (l)  Change in Control.  A Change in Control occurs.
               -----------------

          (m)  Judgments.  A final judgment or judgments which exceed an
               ---------
aggregate of $5,000,000 (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay and has accepted a tender of defense and indemnification without reservation of rights) shall be rendered against the Borrower or any Subsidiary and shall not have been discharged or vacated or had execution thereof stayed pending appeal within 60 days after entry or filing of such judgment(s).

          (n)  Change in Law.  Any change is made in the Insurance Code which
               -------------
affects the dividend practices of any Insurance Subsidiary and which is reasonably likely to have a Material Adverse Effect on the ability of the Borrower to perform its obligations under the Agreement and such circumstances shall continue for 120 days.

          SECTION 8.2.  Effect of Event of Default.  If any Event of Default
                        --------------------------
described in Section 8.1(e) shall occur, the Commitments (if they have not
             --------------
theretofore terminated) shall immediately terminate and all Obligations hereunder shall become immediately due and payable and the Borrower shall become immediately obligated to deliver to the Administrative Agent for deposit in the LC Collateral Account cash collateral meeting the requirements set forth in

Section 2.6 in an amount equal to the aggregate undrawn stated amount of all
-----------
outstanding Letters of Credit and to repay all Loans and Reimbursement Obligations, all without notice of any kind; and, in the case of any other Event of Default, the Administrative Agent may, and upon the written request of the Required Lenders shall, terminate the Commitments hereunder and declare all or any portion of the Credit Extension and all Obligations to be due and payable and demand that the Borrower immediately deliver to the Administrative Agent for deposit in the LC Collateral Account cash collateral meeting the requirements set forth in Section 2.6 in an amount equal to the aggregate undrawn stated
             -----------
amount of all outstanding Letters of Credit and to repay all Loans and Reimbursement Obligations, whereupon the Commitments shall terminate and all or such portion of the Obligations shall become immediately due and payable and the Borrower shall immediately deliver to the Administrative Agent for deposit in the LC Collateral Account cash collateral meeting the requirements set forth in
Section 2.6 in an amount equal to the aggregate undrawn stated amount of all
-----------
outstanding Letters of Credit and to repay all Loans and Reimbursement Obligations, all without further notice of any kind. The Administrative Agent shall promptly advise the Borrower of any such declaration but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 8.1(a) may
                                                            --------------
not be waived except by consent of all of the Lenders and acknowledged by the Administrative Agent in writing.

          SECTION 8.3.  LC Collateral Account.
                        ---------------------

          (a) If at any time after the Borrower has been required to deposit amounts in the LC Collateral Account, the Administrative Agent determines that the amount on deposit in the LC Collateral Account is less than the amount required, the Administrative Agent may demand the Borrower to pay, and the Borrower shall, upon such demand and without any further notice, pay to the Administrative Agent for deposit in the LC Collateral Account, funds necessary to cure any shortfall.

          (b) The Administrative Agent may, at any time or from time to time, after funds are deposited in the LC Collateral Account apply such funds to the payment of the Obligations then due and payable by the Borrower to the Lenders or the LC Issuer under the Loan Documents.

          (c) Neither the Borrower nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the LC Collateral Account until all of the Obligations have been indefeasibly paid in full, the Commitments have been terminated and all Letters of Credit have been terminated or expired, at which time any funds remaining in the LC Collateral Account shall be returned by the Administrative Agent to the Borrower.


                                  ARTICLE IX.

                                  CONDITIONS

          SECTION 9.1.  Conditions to Occurrence of the Effective Date.  The
                        ----------------------------------------------
occurrence of the Effective Date shall be subject to receipt by the Administrative Agent of all of the following, each duly executed and dated the Effective Date (or such earlier date as shall be satisfactory to the Administrative Agent), each in form and substance satisfactory to the Administrative Agent (with such copies as the Administrative Agent shall request):

          (a)  This Agreement and Certain Related Documents.  This Agreement and
               --------------------------------------------
such other Loan Documents as are required to be delivered by the terms of this Agreement.

          (b)  Resolutions.  Certified copies of resolutions of the Board of
               -----------
Directors of the Borrower authorizing the execution, delivery and performance, respectively, of those documents and matters required of it with respect to this Agreement or the other Loan Documents.

          (c)  Incumbency and Signatures.  A certificate of an Authorized
               -------------------------
Officer certifying the names of the individual or individuals authorized to sign this Agreement and the other Loan Documents, together with a sample of the true signature of each such individual. (The Lenders may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein.)

          (d)  Opinion of Counsel.  The opinion of (i) Willkie, Farr &
               ------------------
Gallagher, New York counsel to the Borrower and (ii) Conyers, Dill & Pearman, Bermuda counsel to the Borrower, in each case addressed to the Administrative Agent, the LC Issuer and the Lenders in form and substance satisfactory to the Administrative Agent and its counsel.

          (e)  Organization Documents, etc.  A Certificate of an Authorized
               ---------------------------
Officer certifying true and correct copies of the Organization Documents, the Shareholders Agreement and the Registration Rights Agreement.

          (f)  Insurance Proceedings.  Certificate of an Authorized Officer that
               ---------------------
there are no material insurance regulatory proceedings pending or threatened against the Borrower or any Material Insurance Subsidiary in any jurisdiction.

          (g)  Material Adverse Change Certificate.  An officer's certificate,
               -----------------------------------
signed by an Authorized Officer, certifying that to such officer's best knowledge, since December 31, 1998, no event has occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

          (h)  Repayment of Debt.  Evidence satisfactory to the Administrative
               -----------------
Agent and all obligations of the Borrower and Renaissance Reinsurance Ltd. under the Debt to be Repaid have or with the making of the initial Credit Extension will be repaid in full and all commitments thereunder terminated.

          (i)  Clear Markets.  The Administrative Agent and the Arranger, in
               -------------
their sole discretion, have determined that there has been no material disruption of or a material adverse change in conditions in the financial, banking or capital markets deemed material in connection with the syndication of this Agreement.

          (j)  No Competing Offers.  There shall be no competing offering,
               -------------------
placement or arrangement of any Debt by or on behalf of the Borrower during the period from August 13, 1999 through the Effective Date.

          (k)  Other.  Such other documents as the Administrative Agent may
               -----
reasonably request.

          SECTION 9.2.  Conditions to All Borrowings.  The obligation of the
                        ----------------------------
Lenders to make all Credit Extensions shall be subject to the prior or concurrent satisfaction (in form and substance satisfactory to the Administrative Agent) of each of the conditions precedent set forth below:

          (a)  No Default.  No Default or Event of Default shall have occurred
               ----------
and be continuing or will result from the making of the Credit Extensions and no Default or Event of Default shall have occurred and be continuing under the Loan Documents or will result from the making of the Credit Extensions.

          (b)  Warranties and Representations.  (i) All warranties and
               ------------------------------
representations contained in this Agreement (other than Section 5.4 except in
                                                        -----------
the case of the initial Borrowing) shall be true and correct in all material respects as of the date of any Loan, with the same effect as though made on the date of and concurrently with the making of such Loan (except where such representation speaks as of specified date) (ii) all covenants contained herein and in such documents to be performed by each of the parties thereto (other than the Administrative Agent or the Lenders) prior to the date of any Loan shall have been performed and (iii) Net Worth shall equal at least $200,000,000.

          (c)  Litigation.  (i) No litigation (including, without limitation,
               ----------
derivative actions), arbitration, governmental investigation or proceeding or inquiry shall be, on the date of any Loan, pending, or to the knowledge of the Borrower, threatened which seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or to obtain material relief as a result of, the transactions contemplated hereunder or, in the reasonable opinion of the Required Lenders, could be reasonably expected to be materially adverse to any of the parties to this Agreement and which is not Ordinary Course Litigation, and (ii) in the reasonable opinion of the Required Lenders, no material adverse development shall have occurred in any litigation (including, without limitation, derivative actions), arbitration, government investigation or proceeding or inquiry disclosed in Schedule 5.4 which is likely to have a
                                   ------------
Material Adverse Effect.

          (d)  Fees.  The fees referred to in Section 2.8 which are due and
               ----                           -----------
payable on or prior to the Effective Date or the date of any Loan shall have been paid to the Administrative Agent, where applicable, for the benefit of the Lenders.

          (e)  Borrowing Request.  The Administrative Agent shall have received
               -----------------
a Borrowing Request in form and substance acceptable to the Administrative
Agent.

                                  ARTICLE X.

                           THE ADMINISTRATIVE AGENT

          SECTION 10.1.  Appointment and Authorization.  Each of the LC
                         -----------------------------
Issuer and each Lender hereby irrevocably (subject to Section 10.9) appoints,
                                                      ------------
designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with the LC Issuer or any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

          SECTION 10.2.  Delegation of Duties.  The Administrative Agent
                         --------------------
may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

          SECTION 10.3.  Liability of Administrative Agent.  None of the
                         ---------------------------------
Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Administrative Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

          SECTION 10.4.  Reliance by Administrative Agent.  (a)  The
                         --------------------------------
Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.
The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

          (b) For purposes of determining compliance with the conditions specified in Section 9.1, the LC Issuer and each Lender that has executed this
             -----------
Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to the LC Issuer or such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the LC Issuer or such Lender.

          SECTION 10.5.  Notice of Default.  The Administrative Agent shall
                         -----------------
not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, Reimbursement Obligations, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender, the LC Issuer or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with

Article VIII; provided, however, that unless and until the Administrative Agent
------------  --------  -------
has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

          SECTION 10.6.  Credit Decision.  Each of the LC Issuer and the
                         ---------------
Lenders acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. The LC Issuer and each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the LC Issuer and the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Agent-Related Persons.

          SECTION 10.7.  Indemnification.  Whether or not the transactions
                         ---------------
contemplated hereby are consummated, the LC Issuer and the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that neither the LC Issuer nor any Lender shall be liable for
--------  -------
the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

          SECTION 10.8.  Administrative Agent in Individual Capacity.  BofA
                         -------------------------------------------
and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though BofA were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The LC Issuer and the Lenders acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Credit Extensions, BofA shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" include BofA in its individual capacity.

          SECTION 10.9.  Successor Administrative Agent.  The
                         ------------------------------
Administrative Agent may, and at the request of the Required Lenders shall, resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be approved by the Borrower. If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article X and Sections
                                             ---------     --------
11.4 and 11.5 shall inure to its benefit as to any actions taken or omitted to
----     ----
be taken by it while it was Administrative Agent under this Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

          SECTION 10.10.  Withholding Tax.  (a)  If the LC Issuer or any
                          ---------------
Lender (other than a Lender located in Bermuda) is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from U.S. withholding tax under Sections 1441 or 1442 of the Code, the LC Issuer or such Lender agrees with and in favor of the Administrative Agent, to deliver to the Administrative Agent and the Borrower:


          (i) if the LC Issuer or such Lender claims an exemption from withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

          (ii) if the LC Issuer or such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of the LC Issuer or such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of the LC Issuer or such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

          (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from United States withholding tax.

The LC Issuer and each Lender agrees to promptly notify the Administrative Agent and the Borrower of any change in circumstances which would modify or render invalid any claimed exemption.

          (b) If the LC Issuer or any Lender claims exemption from withholding tax under a United States tax treaty by providing IRS Form 1001 and the LC Issuer or such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to the LC Issuer or such Lender, the LC Issuer or such Lender agrees to notify the Administrative Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Lender. To the extent of such percentage amount, the Administrative Agent will treat the LC Issuer or such Lender's IRS Form 1001 as no longer valid.

          (c) If the LC Issuer or any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Administrative Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to the LC Issuer or such Lender, the LC Issuer or such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

          (d) If the forms or other documentation required by subsection (a) of this Section are not delivered, then the Administrative Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

          (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of the LC Issuer or any Lender (because the appropriate form was not delivered, was not properly executed, or because the LC Issuer or such Lender failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from withholding tax ineffective, or for any other reason) the LC Issuer or such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the LC Issuer and the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

          SECTION 10.11.  Syndication Agent and Co-Agent.  The Lenders
                          ------------------------------
identified on the facing page or signature pages of this Agreement as "syndication agent" or "co-agent" shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, no Lender so identified as a "syndication agent" or "co-agent" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                  ARTICLE XI

                                 MISCELLANEOUS

          SECTION 11.1.  Amendments and Waivers.  No amendment or waiver of
                         ----------------------
any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Administrative Agent at the written request of the Required Lenders) and the Borrower and acknowledged by the Administrative Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or
                         --------  -------
consent shall, unless in writing and signed by all the Lenders and the Borrower and acknowledged by the Administrative Agent, do any of the following:

          (a) increase or extend the Commitment of any Lender (other than increases pursuant to Section 2.13) or reinstate any Commitment terminated
                      ------------
pursuant to Section 8.2 or extend the expiry date of any Letter of Credit to a
            -----------
date after the Commitment Termination Date;

          (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, Reimbursement Obligation, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

          (c) reduce the principal of, or the rate of interest specified herein, or (subject to clause (ii) below) any fees or other amounts payable hereunder or under any other Loan Document;

          (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Obligations which is required for the Lenders or any of them to take any action hereunder; or

          (e) amend this Section, or Section 2.12, or any provision herein providing for consent or other action by all Lenders;

and, provided further, that no amendment, waiver or consent shall, unless in
     -------- -------
writing and signed by the Administrative Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document and no amendment of any provision relating to the LC Issuer shall be effective without the consent of the LC Issuer.

          SECTION 11.2.  Notices.  (a)  All notices, requests and other
                         -------
communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Borrower by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 11.2, and
                                                           -------------
(ii) except in the case of Notices of Borrowing and Notices of Conversions/Continuation, shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 11.2; or, as directed to the Borrower
                                -------------
or the Administrative Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent.


          (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or, if delivered, upon delivery, except that notices pursuant to Article II or X shall not be effective until actually received by
            ----------    -
the Administrative Agent.

          (c) Any agreement of the Administrative Agent, the LC Issuer and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Administrative Agent, the LC Issuer and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent, the LC Issuer and the Lenders shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Administrative Agent, the LC Issuer or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Obligations shall not be affected in any way or to any extent by any failure by the Administrative Agent, the LC Issuer and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent, the LC Issuer and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent and the Lenders to be contained in the telephonic or facsimile notice.

          SECTION 11.3.  No Waiver; Cumulative Remedies.  No failure to
                         ------------------------------
exercise and no delay in exercising, on the part of the Administrative Agent, the LC Issuer or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

          SECTION 11.4.  Costs and Expenses.  The Borrower shall:
                         ------------------

          (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Administrative Agent) and the Arranger within ten Business Days after demand for all costs and expenses incurred by BofA (including in its capacity as Administrative Agent) and the Arranger in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (including in its capacity as Administrative Agent) and the Arranger with respect thereto; and

          (b) pay or reimburse the Administrative Agent, the LC Issuer and each Lender within ten Business Days after demand for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Credit Extensions, and including in any insolvency proceeding or appellate proceeding).

          SECTION 11.5.  Indemnity.  Whether or not the transactions
                         ---------
contemplated hereby are consummated, the Borrower shall indemnify and hold the Agent-Related Persons, the LC Issuer and each Lender and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities,
 ------------------
obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Obligations and the termination, resignation or replacement of the Administrative Agent or replacement of the LC Issuer or any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any insolvency proceeding or appellate proceeding) related to or arising out of this Agreement or the Credit Extensions or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the
                                  -----------------------    --------
Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

          SECTION 11.6.  Payments Set Aside.  To the extent that the
                         ------------------
Borrower makes a payment to the Administrative Agent, the LC Issuer or the Lenders, or the Administrative Agent, the LC Issuer or the Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the LC Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any insolvency proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its pro rata share of any amount so recovered from or repaid by the Administrative Agent.

          SECTION 11.7.  Successors and Assigns.  The provisions of this
                         ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent, the LC Issuer and each Lender.

          SECTION 11.8.  Assignments, Participations, etc.  (a)  Any Lender
                         --------------------------------     -
may, with the written consent of (x) the Borrower (at all times other than during the existence of an Event of Default) and the Administrative Agent, which consents shall not be unreasonably withheld, and (y) the LC Issuer at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Borrower or the Administrative Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender) (each an "Assignee") all, or any
                                                        --------
ratable part of all, of the Credit Extensions, the Commitments and the other rights and obligations of such Lender hereunder, provided, however, that (x) the
                                                 --------  -------
aggregate principal amount of the Commitment assigned by any Lender to someone other than another Lender shall be in a minimum amount of $5,000,000 (or if less, the entire Commitment then held by such Lender) and (y) after giving effect to any such assignment by a Lender, the aggregate amount of the Commitments and/or Credit Extensions held by such assigning Lender is at least $5,000,000 (unless such Lender has assigned the entire Commitment and Credit Extensions then held by
it). The Borrower and the Administrative Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Administrative Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower and the Administrative Agent an Assignment and Acceptance in the form of Exhibit D ("Assignment and Acceptance") and (iii) the assignor Lender or
        ---------   -------------------------
Assignee has paid to the Administrative Agent a processing fee in the amount of $3,000.


          (b) From and after the date that the Administrative Agent notifies the assignor Lender that it has received (and provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

          (c) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.
                                    --- -----

          (d) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of the Borrower (a "Participant") participating
                                                    -----------
interests in any Credit Extension, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the
                               ------------------
other Loan Documents; provided, however, that (i) the originating Lender's
                      --------  -------
obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations,
(iii) the Borrower and the Administrative Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in the first proviso to Section 11.1. In the case of any such
                       -------    ------------
participation, the Participant shall be entitled to the benefit of Sections 4.1,
                                                                   ------------
4.3 and 11.5 to the extent the Lender selling such participation would be so
---     ----
entitled as though it were also a Lender hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

          (e) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Lender in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR (S)203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

          (f) Notwithstanding the foregoing, the LC Issuer may not assign its obligation to issue Letters of Credit without the consent of the Borrower.

          SECTION 11.9.  Confidentiality.  Each of the LC Issuer and the
                         ---------------
Lenders agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Borrower and provided to it by the Borrower or any Subsidiary, or by the Administrative Agent on such Borrower's or Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Borrower or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the LC Issuer or such Lender, or
(ii) was or becomes available on a non-confidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the Borrower known to the LC Issuer or such Lender; provided,
                                                                   --------
however, that any Lender may disclose such information (A) at the request or
-------
pursuant to any requirement of any Governmental Authority to which the LC Issuer or such Lender is subject or in connection with an examination of the LC Issuer or such Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Administrative Agent, the LC Issuer or any Lender or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to the LC Issuer or such Lender's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder; (H) to the LC Issuer or any Lender or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower or any Subsidiary is party or is deemed party with such Lender or such Affiliate; and (I) to its Affiliates which are either the LC Issuer or such Lender's parent or it or its parent's wholly owned Subsidiary or, with the prior written consent of the Borrower which shall not be unreasonably withheld, its other Affiliates.

          SECTION 11.10. Set-off.  In addition to any rights and remedies
                          -------
of the LC Issuer or the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, the Administrative Agent, the LC Issuer and each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Person to or for the credit or the account of the Borrower against any and all Obligations owing to such Person, now or hereafter existing, irrespective of whether or not or such Person shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Person exercising its right of set-off agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided,
                                                                  --------
however, that the failure to give such notice shall not affect the validity of
-------
such set-off and application.

          SECTION 11.11.  Notification of Addresses, Lending Offices, Etc.
                          -----------------------------------------------
Each party hereto shall notify the Administrative Agent in writing of any changes in the address to which notices to such Person should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

          SECTION 11.12.  Counterparts.  This Agreement may be executed in
                          ------------
any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

          SECTION 11.13.  Severability.  The illegality or
                          ------------
unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

          SECTION 11.14.  No Third Parties Benefited.  This Agreement is
                          --------------------------
made and entered into for the sole protection and legal benefit of the Borrower, the Lenders, the LC Issuer, the Administrative Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

          SECTION 11.15.  Governing Law and Jurisdiction.  (a)  THIS
                          ------------------------------
AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE LC ISSUER AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE LC ISSUER AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE
           --------------------
BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE LC ISSUER AND THE LENDERS WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID OR BY ANY OTHER MEANS PERMITTED BY ILLINOIS OR FEDERAL LAW.

          SECTION 11.16.  Waiver of Jury Trial.  EACH OF THE BORROWER, THE
                          --------------------
LENDERS, THE LC ISSUER AND THE ADMINISTRATIVE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, THE LC ISSUER, THE LENDERS AND THE ADMINISTRATIVE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT

THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          SECTION 11.17.  Currency Indemnity.  If, for the purposes of
                          ------------------
obtaining judgment in any court in any jurisdiction with respect to any Loan Document, it becomes necessary to convert into the currency of such jurisdiction (the "Judgment Currency") any amount due under any Loan Document in any currency
      -----------------
other than the Judgment Currency (the "Currency Due"), then conversion shall be
                                       ------------
made at the rate of exchange prevailing on the Business Day before the day on which judgment is given. For this purpose, "rate of exchange" means the rate at which the Administrative Agent is able, on the relevant date, to purchase the Currency Due with the Judgment Currency in accordance with its normal practice at its main branch in San Francisco, California. In the event that there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given and the date of payment of the amount due, the Borrower will, on the day of payment, pay such additional amount, if any, or be entitled to receive reimbursement of such amount, if any, as may be necessary to ensure that the amount paid on such date is the amount in the Judgment Currency which when converted at the rate of exchange prevailing on the date of payment is the amount then due under any Loan Document in the Currency Due. If the amount of the Currency Due which the Administrative Agent is so able to purchase is less than the amount of the Currency Due originally due to it, the Borrower shall indemnify and save the Administrative Agent harmless from and against loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in any Loan Document, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Administrative Agent from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under any Loan Document or under any judgment or order.

          SECTION 11.18.  Entire Agreement.  This Agreement, together with
                          ----------------
the other Loan Documents, embodies the entire agreement and understanding among the Borrower, the Lenders and the Administrative Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

          SECTION 11.19.  Consent to Amendment.  By execution of this
                          --------------------
Agreement, the Lenders who are parties to the Renaissance U.S. Credit Agreement dated as of June 24, 1998 among Renaissance

U.S. Holdings, Inc., various financial institutions and Bank of America, National Association, as Administrative Agent, the Credit Agreement dated as of June 23, 1997, among certain employees of the Borrower and Bank of America, National Association hereby agree that, after the Effective Date, all references in such Credit Agreements to the "Revolving Credit Agreement" shall be deemed to refer to this Agreement.

                              RENAISSANCERE HOLDINGS LTD.


                              By:    /s/ John M. Lummis
                                   --------------------
                              Title:  Senior Vice President and
                                      -------------------------
                                      Chief Financial Officer
                                      -------------------------

                              BANK OF AMERICA, NATIONAL ASSOCIATION, as
                              Administrative Agent and Lender


                              By:    /s/ Debra S. Basler
                                   ---------------------
                              Title:    Vice President
                                      ------------------

                              FLEET NATIONAL BANK, as Lender and Co-Agent


                              By:    /s/ Carla Balesano
                                   --------------------
                              Title:    Vice President
                                      -----------------

                              DEUTSCHE BANK AG, New York Branch, as LC Issuer and Syndication Agent


                              By:    /s/ John S. McGill
                                   --------------------
                              Title:    Director
                                      -----------------


                              By:    /s/ Clinton M. Johnson
                                   ------------------------
                              Title:    Managing Director
                                      ---------------------

                              DEUTSCHE BANK AG, New York and/or Cayman Islands Branch, as Lender


                              By:    /s/ John S. McGill
                                   --------------------
                              Title:    Director
                                      -----------------


                              By:    /s/ Clinton M. Johnson
                                   ------------------------
                              Title:    Managing Director
                                      ---------------------

                              BANK OF BERMUDA


                              By:    /s/ Hanne Frost
                                   -------------------
                              Title:    Vice President
                                      ----------------

                              THE BANK OF N.T. BUTTERFIELD & SON LIMITED


                              By:    /s/ J.W. Raynor
                                   ------------------------------
                              Title:   Manager, Corporate Banking
                                      ---------------------------

                              FIRST UNION NATIONAL BANK


                              By:    /s/ Robert C. Mayer Jr.
                                   --------------------------
                              Title:    Senior Vice President
                                      -----------------------

                                  SCHEDULE 1.2
                                  ------------

                                  Pricing Grid


                  Pricing          Pricing          Pricing       Pricing Level       Pricing       Pricing Level
                  Level I         Level II        Level III            IV             Level V            VI
---------------------------------------------------------------------------------------------------------------------
S&P/Moody's       (equal to or      BBB-/ Baa3       BBB/Baa2        BBB+/ Baa1          A-/A3        A/A2 or above
Rating            less than)
                  BB+/Ba1
----------------------------------------------------------------------------------------------------------------------
Offshore           1.50%            0.875%            0.750%           0.625%           0.500%           0.400%
Rate
----------------------------------------------------------------------------------------------------------------------
Non-Use            0.375%           0.250%            0.200%           0.150%           0.125%           0.100%
Fee Rate
----------------------------------------------------------------------------------------------------------------------
LC Fee             1.500%           0.875%            0.750%           0.625%           0.500%           0.400%
----------------------------------------------------------------------------------------------------------------------


                                      Usage Level I                           Usage Level II
                       ---------------------------------------------------------------------------------
                          Less than 50% of Commitments used by      50% or more of Commitments used by
                          Loans and LC Obligations                  Loans and LC Obligations
--------------------------------------------------------------------------------------------------------
Utilization Fee          0.00%                                       0.10%
--------------------------------------------------------------------------------------------------------

    In the event senior unsecured debt ratings are assigned to the Borrower by both S&P and Moody's, pricing will be based on the higher of the senior unsecured debt ratings from either S&P or Moody's in the event of a single split rating, and one Pricing Level below the higher rating in the event of a double (or more) split rating. If no senior unsecured debt rating has been assigned to the Borrower by either S&P or Moody's, the Pricing Level will be set at two rating levels below the Financial Strength Rating for Renaissance Reinsurance Ltd. issued by either S&P or Moody's (e.g. a Financial Strength Rating of "A" issued by S&P would equate to an implied senior unsecured debt rating of BBB+ and Pricing Level IV). In the event of a single split Financial Strength Rating, the Pricing Level will be two Pricing Levels below the lowest Financial Strength Rating (e.g. a Financial Strength Rating of A/A3 would result in a Pricing Level III) and in the event of a double (or more) split Financial Strength Rating, the Pricing Level will be two Pricing Levels below the Pricing Level which is one Pricing Level above the higher Financial Strength Rating ( e.g. a split Financial Strength Rating of A/Baa1 would result in Pricing Level III). If neither a senior unsecured debt rating nor a financial strength rating has been assigned, Pricing Level I shall apply.

                                  SCHEDULE 2.1
                                  ------------

                                  COMMITMENTS

                                              Commitment                       Pro Rata
            Lender                              Amount                          Share
            ------                            ----------                       --------
Bank of America, National                $    89,000,000                   32.363636364%
 Association

Fleet National Bank                      $    50,000,000                   18.181818182%

Deutsche Bank                            $    60,000,000                   21.818181818%

Bank of Bermuda                          $    35,000,000                   12.727272727%

First Union National Bank                $    15,000,000                    5.454545455%

The Bank of N.T. Butterfield &           $    26,000,000                    9.454545455%
 Son Limited

                                         $275,000,000.00                  100.000000000%

                                  SCHEDULE 5.1
                                  ------------

Renaissance Holdings Ltd.                       Bermuda
Renaissance Reinsurance Ltd.                    Bermuda

                                SCHEDULE 5.2(a)
                                ---------------

                                      None

                                SCHEDULE 5.2(b)
                                ---------------

                                      None

                                  SCHEDULE 5.4
                                  ------------

                                      None

                                  SCHEDULE 5.5
                                  ------------

                  Renaissance Reinsurance Ltd. Retirement Plan

                                 SCHEDULE 5.11
                                 -------------

                               Renaissance House
                               8-12 East Broadway
                                P.O. Box HM 2527
                                 Hamilton HM GX

                                 SCHEDULE 5.13
                                 -------------

Renaissance Reinsurance Ltd.

Glencoe Insurance Ltd.

Renaissance U.S. Holdings, Inc.

Renaissance Services Ltd.

Renaissance Reinsurance of Europe

Nobel Insurance Company

Nobel Insurance Agency, Inc.

Nobel Service Corporation

Nobel Managing Agents, Inc.

Pembroke Managing Agency, Inc.

Paget Insurance Agents, Inc.

DeSoto Insurance Company

                                 SCHEDULE 5.14
                                 -------------

                 Bermuda licence for General Business Insurance

                                 SCHEDULE 5.15
                                 -------------

                                      None

                                  SCHEDULE 7.7
                                  ------------

Lien on a segregated portion of Renaissance Reinsurance Ltd.'s Invested Assets for the benefit of Banks issuing Letters of Credit to Renaissance Reinsurance Ltd.'s clients under Reinsurance Policies.

                                 SCHEDULE 11.2
                                 -------------

                                   ADDRESSES

OFFSHORE AND DOMESTIC LENDING OFFICES,
--------------------------------------
ADDRESSES FOR NOTICES
---------------------

BANK OF AMERICA, NATIONAL ASSOCIATION,
-------------------------------------
 as Administrative Agent

Bank of America, National Association
231 S. La Salle Street
Chicago, IL  60697
Attention:  Debra Basler
            Telephone: (312) 828-3734
            Facsimile: (312) 987-0889

BANK OF AMERICA, NATIONAL ASSOCIATION
-------------------------------------
Domestic and Offshore Lending Office:
1850 Gateway Blvd., 5th Floor
Concord, CA 94520
Attention:  Marti Monahan
            Telephone: (925) 675-8395
            Facsimile: (925) 675-8500

Notices (other than Borrowing Notices and Notices of
Conversion/Continuation):

Bank of America, National Association
231 South LaSalle Street
Chicago, Illinois  60697
Attention:   Denise Christy
Telephone:   (312) 828-4184
Facsimile:   (312) 974-9524

FLEET NATIONAL BANK
-------------------

Domestic and Offshore Lending Office:

Mail Code CT MO 0250
777 Main Street
Hartford, CT 06115

Notices (other than Borrowing Notices and Notices of
Conversion/Continuation):

Fleet National Bank
Mail Code CT MO 0250
777 Main Street
Hartford, CT 06115
Attention:     Anson Harris
Telephone:     (860) 986-7518
Facsimile:     (860) 986-1264

THE BANK OF N.T. BUTTERFIELD & SON LIMITED
------------------------------------------

Domestic and Off-Shore Lending Office:

65 Front Street
Hamilton HM AX, Bermuda

Notices (other than Borrowing Notices and Notices of
Conversion/Continuation):

The Bank of N.T. Butterfield & Son Limited
65 Front Street
Hamilton HM AX, Bermuda
Attention:      Jonathan Raynor
Telephone:      (441) 298-4774
Facsimile:      (441) 296-0380

DEUTSCHE BANK AG, New York and/or Cayman Island Branch
----------------

Domestic and Off-Shore Lending Office:

31 West 52 Street
New York, New York 10019

Notices (other than Borrowing Notices and Notice of
Conversion/Continuation):

31 West 52 Street
New York, New York 10019
Attention:     Clinton M. Johnson
Telephone:     (212) 469-8101
Facsimile:     (212) 469-8108

BANK OF BERMUDA LIMITED
-----------------------

Domestic and Offshore Lending Office:

6 Front Street
P.O. Box HM 1020
Hamilton, DX Bermuda

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Bank of Bermuda
6 Front Street
P.O. Box HM 1020
Hamilton, DX Bermuda
Attention:  Hanne Frost
Telephone:  (441) 299-5789
Facsimile:  (441) 299-6519

FIRST UNION NATIONAL BANK
-------------------------

Domestic and Off-Shore Lending Office:

One First Union Center
5th Floor
Charlotte, North Carolina 28288-0735

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

First Union National Bank
One First Union Center
5th Floor
Charlotte, North Carolina 28288-0735
Attention:      Robert C. Mayer, Jr.
Telephone:      (704) 374-6628
Facsimile:      (704) 383-7611

RENAISSANCERE HOLDINGS LTD.
--------------------------

Notices:
RenaissanceRe Holdings Ltd.
Renaissance House
8-12 East Broadway
Pembroke HM 19, Bermuda
Attention:      Simon Jack
Telephone:      (441) 298-2291
Facsimile:      (441) 296-5037

                                   EXHIBIT A

                              NOTICE OF BORROWING
                              -------------------

Date:  ________________, ____

To: Bank of America, National Association as Administrative Agent for the Lenders parties to the Credit Agreement dated as of October 5, 1999 (as extended, renewed, amended or restated from time to time, the "Credit
                                                                    ------
     Agreement") among RenaissanceRe Holdings Ltd., certain Lenders which are
     ---------
     signatories thereto, Deutsche Bank AG, as LC Issuer and Bank of America, National Association, as Administrative Agent

Ladies and Gentlemen:

     The undersigned, RenaissanceRe Holdings Ltd.(the "Borrower"), refers to the
                                                       --------
Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.4 of the Credit Agreement, of the Borrowing specified below:

     1.  The Business Day of the proposed Borrowing is ________________________,
____.

     2. The aggregate amount of the proposed Borrowing is $_____________________.

     3. The Borrowing is to be comprised of $____________ of [Base Rate] [Offshore Rate] Loan.

     4. The duration of the Interest Period for the Offshore Rate Loans included in the Borrowing shall be [_____ months].

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a)  the representations and warranties of the Borrower contained in
     Article V of the Credit Agreement (other than Section 5.4 except in the case of the initial Borrowing) are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing[; and

          (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Loans and LC

     Obligations to exceed the combined Commitments of the Lenders.

          (d) After giving effect to the proposed Borrowing, Net Worth shall be greater than (y) $200,000,000 and (z) 125% of Consolidated Debt (including RenRe Catastrophe-Linked Securities).

                              RenaissanceRe Holdings, Ltd.


                              By:
                                 ---------------------------

                              Title:
                                     -----------------------

                                   EXHIBIT B

                       NOTICE OF CONVERSION/CONTINUATION
                       ---------------------------------

                                                   Date:  ________________, ____

To: Bank of America, National Association, as Administrative Agent for the Lenders parties to the Credit Agreement dated as of October 5, 1999 (as extended, renewed, amended or restated from time to time, the "Credit
                                                                    ------
     Agreement") among RenaissanceRe Holdings, Ltd., certain Lenders which are
     ---------
     signatories thereto, Deutsche Bank AG, as LC Issuer and Bank of America, National Association, as Administrative Agent

Ladies and Gentlemen:

     The undersigned, RenaissanceRe Holdings, Ltd. (the "Borrower"), refers to
                                                         --------
the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.5 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

          1.  The Conversion/Continuation Date is ___________, 19__.

          2. The aggregate amount of the Loans to be [converted] [continued] is $______________.

          3. The Loans are to be [converted into] [continued as] [Offshore Rate] [Base Rate] Loans.

          4. [If applicable:] The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be [____ days] [____ months].

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a)  the representations and warranties of the Borrower contained in
     Article V of the Credit Agreement (other than Section 5.4 except in the case of the initial Borrowing) are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

          (c) the proposed [conversion][continuation] will not cause the aggregate principal amount of all outstanding Loans and LC Obligations to exceed the combined Commitments of the Lenders.

          (d) after giving effect to the proposed [Conversion] [Continuation], Net Worth shall be greater than (y) $200,000,000 and (z) 125% of Consolidated Debt (including RenRe Catastrophe-Linked Securities).

                              RenaissanceRe Holdings, Ltd.


                              By:
                                  --------------------------

                              Title:
                                     -----------------------

                                   EXHIBIT C

                          RenaissanceRe Holdings Ltd.

                             COMPLIANCE CERTIFICATE
                             ----------------------

                           Financial

                                 Statement Date:  ____________, ____

     Reference is made to that certain Credit Agreement dated as of October 5, 1999 (as extended, renewed, amended or restated from time to time, the "Credit
                                                                        ------
Agreement") among RenaissanceRe Holdings Ltd., a Bermuda company (the
---------
"Borrower"), the several financial institutions from time to time parties to
 --------
this Credit Agreement (the "Lenders"), Deutsche Bank AG, as LC Issuer and Bank
                            -------
of America, National Association, as agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms
     --------------------
used herein have the respective meanings assigned to them in the Credit
Agreement.

     The undersigned hereby certifies as of the date hereof that he/she is the [chief executive officer] [chief financial officer] [treasurer] of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Lenders and the Administrative Agent on the behalf of the Borrower and its consolidated Subsidiaries, and that:

     [Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section 6.1(a)(ii) of the Credit Agreement.

     1.  Attached as Schedule 1 hereto are (a) a true and correct copy of the
                     ----------
audited consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of the Fiscal Year ended _______________, ____ and (b) the related consolidated and consolidating statements of income and retained earnings and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of ________________ which report states that such consolidated financial statements are complete and correct and have been prepared in accordance with GAAP, and fairly present, in all material respects, the financial position of the Borrower and its consolidated Subsidiaries for the periods indicated and on a basis consistent with prior periods.

                                       or

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection [6.1(a)(i)] of the Credit Agreement.]

     1.  Attached as Schedule 1 hereto are (a) a true and correct copy of the
                     ----------
unaudited consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as of the end of the Fiscal Quarter ended __________, ____, and (b) the related unaudited consolidated and consolidating statement of income, and the consolidated shareholders' equity, and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by [the chief financial officer] [treasurer] that such financial statements were prepared in accordance with GAAP (subject only to ordinary, good faith year-end audit adjustments and the absence of footnotes) and fairly present, in all material respects, the financial position and the results of operations of the Borrower and its consolidated Subsidiaries.

     2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

     3. To the best of the undersigned's knowledge, the Borrower, during such period, has observed, performed or satisfied all of its covenants and other agreements, and satisfied every condition in the Credit Agreement to be observed, performed or satisfied by the Borrower, and the undersigned has no knowledge of any Default or Event of Default.

     4.  The following financial covenant analyses and information set forth on

Schedule 2 attached hereto are true and accurate on and as of the date of this
----------
Certificate.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ___________________, ____.

                              RenaissanceRe Holdings Ltd.


                              By:
                                 ---------------------------

                              Title:
                                    ------------------------

                                   Schedule 2
                                   ----------

I.    Section 7.1 - Debt to Capital Ratio.
      ------------------------------------
      A.  Consolidated Debt (other than RenRe
          Catastrophe-Linked Securities)                           $_________

      B.  RenRe Catastrophe-Linked Securities                      $_________

      C.  Net Worth                                                $_________

      D.  Items A plus C                                           $_________

      E.  Ratio of Item A to Item D                                 ________:1

      F.  Items A plus B plus C                                    $_________

      G.  Item F plus Item C                                       $_________

      H.  Ratio of Item F to Item G                                 ________:1

          [If Item D exceeds .35:1 or Item H exceeds .45:1 a separate Schedule must be attached setting forth the extent to which Net Worth has declined from the previous Calculation Date due solely to operating losses or unrealized losses on the investment portfolio in accordance with FASB 115.]

II.   Section 7.2 - Net Worth.
      -----------------------

      A.  Net Worth (Item I.C.)                                    $_________

      B.  Consolidated Debt (Item I.A. plus Item I.B.)

      C.  Required Amount (greater of $100,000,000 and 125% of
          Item II.B.)                                              $_________

III.  Section 7.10 - Dividends Paid.
      -----------------------------

      A.  Net Worth (Item I.C.) (if Item III.B. exceeds
          $7,000,000 must exceed $300,000,000)                     $_________

      B.  Dividends paid or capital returned since last
          Compliance Certificate                                   $_________

 IV.  Section 6.9 - Investments.
      -------------------------

      A.  Total Investments                                        $_________

      B.  Permitted Investments                                    $_________

      C.  Item B divided by Item A                                        %
                                                                    __________
      D.  Required Percentage                                           80%


     The undersigned officer further certifies that, to the best of his/her knowledge, no Default had occurred and was continuing as of the Calculation Date.

                              RENAISSANCERE HOLDINGS LTD.

                              By
                                ----------------------------

                              Title
                                   -------------------------

                                   EXHIBIT D

                 [FORM OF] ASSIGNMENT AND ACCEPTANCE AGREEMENT
                 ---------------------------------------------

          This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and
                                                          --------------
Acceptance") dated as of __________, ____ is made between
----------
______________________________ (the "Assignor") and __________________________
                                     --------
(the "Assignee").
      --------

                                    RECITALS
                                    --------

          WHEREAS, the Assignor is party to that certain Credit Agreement dated as of October 5, 1999 (as amended, amended and restated, modified, supplemented or renewed, the "Credit Agreement") among RenaissanceRe Holdings Ltd., a Bermuda
                 ----------------
company (the "Borrower"), the several financial institutions from time to time
              --------
party thereto (including the Assignor, the "Lenders"), Deutsche Bank AG, as LC
                                            -------
Issuer and Bank of America, National Association, as agent for the Lenders (the "Administrative Agent"). Any terms defined in the Credit Agreement and not
 --------------------
defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

          WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Credit Extensions (the "Committed Credit Extensions") to the
                                            ---------------------------
Borrower in an aggregate amount not to exceed $__________ (the "Commitment");
                                                                ----------

          WHEREAS, [the Assignor has made Loans in the aggregate principal amount of $__________ to the Borrower] [no Loans are outstanding under the Credit Agreement] [and has a Risk Participation of $_________] [has no outstanding Risk Participation]; and

          WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, [together with a corresponding portion of each of its outstanding Loans, and Risk Participation] in an amount equal to $__________ (the "Assigned Amount") on the terms and subject to the conditions set forth
      ---------------
herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1.  Assignment and Acceptance.
         -------------------------

          (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "Assignee's Percentage
                                                      ---------------------
Share") of (A) the Commitment, the Loans and the Risk Participation of the
-----
Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

          (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall [be a party to the Credit Agreement and] succeed to all of the rights and be obligated to perform all of the obligations of [a Lender with a Commitment equal to the Assigned Amount] [the Assignor in respect of the Assigned Amount] under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections 11.4 and 11.5 of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

          (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $__________.

          (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $__________.

     2.  Payments.
         --------

          (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee's Pro Rata Share of the principal amount of all Loans and all disbursements funded by Assignor under Section 3.5 of the Credit Agreement.

          (b) The [Assignor] [Assignee] further agrees to pay to the Administrative Agent a processing fee in the amount specified in Section 11.8(a) of the Credit Agreement.

     3.  Reallocation of Payments.
         ------------------------

     Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, Loans and Risk Participation shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

     4.  Independent Credit Decision.
         ---------------------------

     The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 6.1 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

     5.  Effective Date; Notices.
         -----------------------

          (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, ____ (the "Effective Date");
                                                               --------------
provided that the following conditions precedent have been satisfied on or
--------
before the Effective Date:

          (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

          (ii) the consent of the Borrower, the Administrative Agent and the LC Issuer required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under Section 11.8(a) of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

          (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

          (iv) the processing fee referred to in Section 2(b) hereof and in
      Section 11.8(a) of the Credit Agreement shall have been paid to the Administrative Agent; and

          (v) the Assignor shall have assigned and the Assignee shall have assumed a percentage equal to the Assignee's Percentage Share of the rights and obligations of the Assignor under the Credit Agreement (if such agreement exists).

          (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrower and the Administrative Agent for acknowledgment by the Administrative Agent, a Notice of Assignment in the form attached hereto as Schedule 1.
                            ----------

     [6.  Administrative Agent.  [INCLUDE ONLY IF ASSIGNOR IS ADMINISTRATIVE
          --------------------
AGENT]

          (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the Lenders pursuant to the terms of the Credit Agreement.

          (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Administrative Agent under the Credit Agreement.]

     7.  Withholding Tax.
         ---------------

     The Assignee (a) represents and warrants to the Lender, the Administrative Agent and the Borrower that under applicable law and treaties no tax will be required to be withheld by the Lender with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Administrative Agent and the Borrower prior to the time that the Administrative Agent or Borrower is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

     8.  Representations and Warranties.
         ------------------------------

          (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and
(iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

          (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrower, or the performance or observance by the Borrower, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

          (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

     9.  Further Assurances.
         ------------------

     The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrower or the Administrative Agent, which may be required in connection with the assignment and assumption contemplated hereby.

     10.  Miscellaneous.
          -------------

          (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

          (b) All payments made hereunder shall be made without any set-off or counterclaim.

          (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

          (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Illinois over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

          (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED

DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

          [Other provisions to be added as may be negotiated between the Assignor and the Assignee, provided that such provisions are not inconsistent with the Credit Agreement.]

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                              [ASSIGNOR]


                              By:
                                  --------------------------

                              Title:
                                    ------------------------

                              By:
                                  --------------------------

                              Title:
                                    ------------------------

                              Address:
                                      ----------------------

                              [ASSIGNEE]


                              By:
                                 ---------------------------

                              Title:
                                    ------------------------

                              By:
                                 ---------------------------

                              Title:
                                    ------------------------

                                   SCHEDULE 1

                      NOTICE OF ASSIGNMENT AND ACCEPTANCE
                      -----------------------------------

                                                           _______________, ____

Bank of America, National Association,

 as Administrative Agent

231 S. La Salle St.

Chicago, IL 60697

[Name and Address of Borrower]

Ladies and Gentlemen:

     We refer to the Credit Agreement dated as of October 5, 1999 (as amended, amended and restated, modified, supplemented or renewed from time to time the

"Credit Agreement") among RenaissanceRe Holdings Ltd. (the "Borrower"), the
-----------------                                           --------
Lenders referred to therein, Deutsche Bank AG, as LC Issuer and Bank of America, National Association as agent for the Lenders (the "Administrative Agent").
                                                    --------------------
Terms defined in the Credit Agreement are used herein as therein defined.

     1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "Assignor") to _______________ (the
                                       --------
"Assignee") of _____% of the right, title and interest of the Assignor in and to
---------
the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to the Commitments of the Assignor[,] [and] all outstanding Loans and Risk Participations made by the Assignor) pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and
                                                          --------------
Acceptance").  Before giving effect to such assignment the Assignor's Commitment
----------
is $ ___________[,] [and] the aggregate amount of its outstanding Loans is $_____________ and its outstanding Risk Participation is $______________.

     2. The Assignee agrees that, upon receiving the consent of the Administrative Agent, the LC Issuer and, if applicable, RenaissanceRe Holdings Ltd. to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

     3.  The following administrative details apply to the Assignee:

          (A)  Notice Address:

               Assignee name: __________________________

               Address:  _______________________________

               _______________________________
               _______________________________
               Attention:  _____________________________

               Telephone:  (___) _______________________

               Telecopier:  (___) ______________________

               Telex (Answerback):  ____________________

          (B)  Payment Instructions:

               Account No.:  ___________________________
                   At:       ___________________________
                             ___________________________
                             ___________________________
               Reference:    ___________________________
               Attention:    ___________________________

     4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                              Very truly yours,

                              [NAME OF ASSIGNOR]

                              By:
                                 ---------------------------

                              Title:
                                    ------------------------

                              By:
                                  --------------------------

                              Title:
                                    ------------------------

                              [NAME OF ASSIGNEE]

                              By:
                                 ---------------------------

                              Title:
                                    ------------------------
                              By:
                                  --------------------------

                              Title:
                                    ------------------------

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

RENAISSANCERE HOLDINGS LTD.

By:
   ------------------------

Title:
      ---------------------

BANK OF AMERICA, NATIONAL ASSOCIATION,

 as Administrative Agent

By: __________________________

Its: _________________________

DEUTSCHE BANK AG, as LC Issuer

By: __________________________

Its: _________________________

By: __________________________

Its: _________________________